================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement         [_]  Confidential, for Use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       DIGITAL GENERATION SYSTEMS, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:  The Company intends to mail the proxy materials ten (10) days following the filing of this preliminary proxy.

                        DIGITAL GENERATION SYSTEMS, INC.
                               875 Battery Street
                        San Francisco, California 94111


                                August 25, 1999



TO THE SHAREHOLDERS OF DIGITAL GENERATION SYSTEMS, INC.

Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of Digital Generation Systems, Inc. (the "Company"), which will be held at the La Cima Club, 5215 North O'Connor Boulevard, Suite 2600, Dallas, Texas 75039, on Thursday, September 23, 1999, at 3:00 p.m.

     Details of the business to be conducted at the Annual Meeting are given in the attached Proxy Statement and Notice of Annual Meeting of Shareholders.

     It is important that your shares be represented and voted at the meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Returning the proxy does not deprive you of your right to attend the annual meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.

     On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company. We look forward to seeing you at the Annual Meeting.


                                    Sincerely,



                                    Scott K. Ginsburg
                                    Chairman of the Board

                        DIGITAL GENERATION SYSTEMS, INC.
                               875 Battery Street
                        San Francisco, California 94111


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         To be held September 23, 1999

     The Annual Meeting of Shareholders (the "Annual Meeting") of Digital Generation Systems, Inc. (the "Company") will be held at the La Cima Club, 5215 North O'Connor Boulevard, Suite 2600, Dallas, Texas 75039, on Thursday, September 23, 1999, at 3:00 p.m. for the following purposes:

     1. To elect six (6) directors to serve until the next Annual Meeting or until their successors have been duly elected and qualified;

     2. To consider and vote upon a proposal to approve an amendment to the Company's Articles of Incorporation to increase the number of shares of Common Stock that the Company is authorized to issue from 40,000,000 to 100,000,000;

     3. To consider and vote upon a proposal to approve an amendment to the Company's 1992 Stock Option Plan, including an increase to the number of shares available for issuance thereunder, as set forth in the accompanying Proxy Statement;

     4. To consider and vote upon a proposal to approve an amendment to the Company's 1995 Director Option Plan, including an increase to the number of shares available for issuance thereunder, as set forth in the accompanying Proxy Statement;

     5. To consider and vote upon a proposal to ratify the appointment of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending December 31, 1999; and

     6. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

     The foregoing items of business are more fully described in the attached Proxy Statement.

     Only shareholders of record at the close of business on August 12, 1999 are entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof. A list of such shareholders will be available for inspection at the Company's headquarters located at 875 Battery Street, San Francisco, California, during ordinary business hours for the ten-day period prior to the Annual Meeting.

                                    BY ORDER OF THE BOARD OF DIRECTORS,



                                    Omar A. Choucair
                                    Secretary

San Francisco, California
August   , 1999

-------------------------------------------------------------------------------
                                   IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.
-------------------------------------------------------------------------------

                        DIGITAL GENERATION SYSTEMS, INC.
                               875 Battery Street
                        San Francisco, California 94111


                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                         To be held September 23, 1999

     These proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors of Digital Generation Systems, Inc., a California corporation (the "Company"), for the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the La Cima Club, 5215 North O'Connor Boulevard, Suite 2600, Dallas, Texas 75039, on Thursday, September 23, 1999, at 3:00 p.m., and at any adjournment or postponement of the Annual Meeting. These
proxy materials were first mailed to shareholders on or about August   , 1999.


                               PURPOSE OF MEETING

     The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Shareholders. Each proposal is described in more detail in this Proxy Statement.

                   VOTING RIGHTS AND SOLICITATION OF PROXIES

     The Company's Common Stock is the only type of security entitled to vote at the Annual Meeting. On August 12, 1999, the record date for determination of shareholders entitled to vote at the Annual Meeting, there were 26,635,933 shares of Common Stock outstanding. All share numbers in this Proxy Statement have been adjusted to reflect the one-for-two reverse stock split effected by the Company immediately prior to the Company's February 1996 initial public offering (the "1996 Stock Split"). Each shareholder of record on August 12, 1999 is entitled to one vote for each share of Common Stock held by such shareholder on August 12, 1999. Shares of Common Stock may not be voted cumulatively. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Quorum Required

     The Company's Bylaws provide that the holders of a majority of the Company's Common Stock issued and outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum.

Votes Required

     Proposal 1. Directors are elected by a plurality of the affirmative votes cast by those shares present in person, or represented by proxy, and entitled to vote at the Annual Meeting. The six (6) nominees for director receiving the highest number of affirmative votes will be elected. Abstentions and broker non-votes will not be counted toward a nominee's total. Shareholders may not cumulate votes in the election of directors.

     Proposal 2. Approval of the adoption of the amendment to the Company's Articles of Incorporation requires the affirmative vote of a majority of the Company's Common Stock issued and outstanding and entitled to vote at the Annual Meeting. Abstentions and broker non-votes are not affirmative votes and, therefore, will have the same effect as votes against the proposal.

     Proposal 3. Approval of the adoption of the amendment to the Company's 1992 Stock Option Plan requires the affirmative vote of a majority of those shares present in person, or represented by proxy, and voting at the Annual Meeting, provided that such shares voting affirmatively must also constitute at least a majority of the required quorum. Abstentions are not affirmative votes and, therefore, will have the same effect as votes against the proposal. Broker non-votes will not be treated as voting on the matter and thus, will not affect the outcome of the voting on the proposal.

     Proposal 4. Approval of the adoption of the amendment to the Company's 1995 Director Option Plan requires the affirmative vote of a majority of those shares present in person, or represented by proxy, and voting at the Annual Meeting, provided that such shares voting affirmatively must also constitute at least a majority of the required quorum. Abstentions are not affirmative votes and, therefore, will have the same effect as votes against the proposal. Broker non-votes will not be treated as voting on the matter and thus, will not affect the outcome of the voting on the proposal.

     Proposal 5. Ratification of the appointment of Arthur Andersen LLP as the Company's independent accountants for the fiscal year ending December 31, 1999 requires the affirmative vote of a majority of those shares present in person, or represented by proxy, and cast either affirmatively or negatively at the Annual Meeting, provided that such shares voting affirmatively must also constitute at least a majority of the required quorum. Abstentions and broker non-votes will not be counted as having been voted on the proposal.

Proxies

     Whether or not you are able to attend the Company's Annual Meeting, you are urged to complete and return the enclosed proxy, which is solicited by the Company's Board of Directors and which will be voted as you direct on your proxy when properly completed. In the event no directions are specified, such proxies will be voted FOR the Nominees of the Board of Directors (as set forth in Proposal No. 1), FOR Proposal Nos. 2, 3, 4, and 5, and in the discretion of the proxy holders as to other matters that may properly come before the Annual Meeting. You may also revoke or change your proxy at any time before the Annual Meeting. To do this, send a written notice of revocation or another signed proxy with a later date to the Secretary of the Company at the Company's principal executive offices before the beginning of the Annual Meeting. You may also automatically revoke your proxy by attending the Annual Meeting and voting in person. All shares represented by a valid proxy received prior to the Annual Meeting will be voted.

Solicitation of Proxies

     The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the proxy and any additional soliciting material furnished to shareholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs of forwarding the solicitation material to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, telegram, or other means by directors, officers, employees or agents of the Company. No additional compensation will be paid to these individuals for any such services. The Company does not presently intend to solicit proxies other than by mail.

     STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


  The following table sets forth, as of July 31, 1999, certain information with respect to shares beneficially owned by (i) each person who is known by the Company to be the beneficial owner of more than five percent of the Company's outstanding shares of Common Stock, (ii) each of the Company's directors and the executive officers named in the Summary Compensation Table and (iii) all current directors and executive officers as a group. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within sixty (60) days of the date as of which the information is provided; in computing the percentage ownership of any person, the amount of shares outstanding and held by such person is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person's actual voting power at any particular date.


                                                                              Shares Beneficially Owned
                                                                             as of July 31, 1999 (1) (2)
                                                           -----------------------------------------------------------
Beneficial Owner                                              Number of Shares                  Percentage of Class
-----------------------------------------------            ------------------------           ------------------------
Entities and individuals affiliated Pequot                        4,746,178                            17.8%
Capital Management, Inc. (5)...................
 354 Pequot Avenue
 Southport, Connecticut 06490
Entities and individuals affiliated with                          2,554,892                             9.6%
Technology Crossover Ventures (6)..............
 56 Main Street, Suite 210
 Millburn, New Jersey 07041
Entities and individuals affiliated with                          1,886,605                             7.1%
London Merchant Securities plc (4).............
 Carlton House
 33 Robert Adam Street
 London W1M 5AH, England
Entities and individuals affiliated with                          1,475,448                             5.5%
Integral Capital Partners (3)..................
 2750 Sand Hill Road
 Menlo Park, California 94025
Scott K. Ginsburg (7)..........................                   4,004,819                            15.0%
Matthew E. Devine..............................                           0                                *
Henry W. Donaldson (8).........................                     784,926                             2.9%
Kevin R. Compton (9)...........................                     543,092                             2.0%
Jeffrey M. Drazan (10).........................                   1,927,964                             7.2%
Richard H. Harris (11).........................                      35,500                                *
Lawrence D. Lenihan, Jr. (12)..................                   4,753,400                            17.8%
Michael G. Linnert.............................                           0                                *
Leonard S. Matthews (13).......................                      47,538                                *
Paul W. Emery, II (14).........................                     109,375                                *
Robert H. Howard (15)..........................                      87,497                                *
Ernest V. Labbe (16)...........................                      63,500                                *
All current directors and executive officers as
 a group (12 persons)..........................                  12,357,611                            46.0%

_______________________

*  Less than 1% of the outstanding shares of Common Stock.

(1) Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock. To the

    Company's knowledge, the entities named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. Unless otherwise indicated, the business address of each beneficial owner listed is 875 Battery Street, San Francisco, California 94111.

(2) The number of shares of Common Stock deemed outstanding includes shares issuable pursuant to stock options that may be exercised within sixty (60) days after July 31, 1999.

(3) Based on a filing with the Securities and Exchange Commission, dated February 11, 1999, indicating beneficial ownership of such date. Shares include 653,597 shares held in the name of Integral Capital Partners III, L.P., 147,674 shares held in the name of Integral Capital Partners International III, L.P., 670,751 shares held in the name of Integral Capital Partners IV, L.P. and 3,426 shares held in the name of Integral Capital Partners IV MS Side Fund, L.P. Integral Capital Management III, L.P. is the sole general partner of Integral Capital Partners III, L.P. and the sole investment general partner of Integral Capital Partners International III, L.P. Integral Capital Management IV, LLC is the sole general partner of Integral Capital Partners IV, L.P. ICP MS Management IV, LLC is the sole general partner of Integral Capital Partners IV MS Side Fund, L.P. Integral Capital Management III, L.P., Integral Capital Management IV, LLC and ICP MS Management IV, LLC disclaim beneficial ownership of such shares except to the extent of their pecuniary interests therein.

(4) Based on a filing with the Securities and Exchange Commission, dated February 3, 1999, indicating beneficial ownership of such date. Shares include 560,824 shares held in the name of Lion Investments Limited and 1,222,281 shares held in the name of Westpool Investment Trust plc. Lion Investments Limited and Westpool Investment Trust plc are wholly owned subsidiaries of London Merchant Securities plc. Includes 72,500 shares held by Robert A. Rayne, a director of London Merchant Securities plc, Lion Investments Limited and Westpool Investment Trust plc. Includes 11,000 shares held by Eugene and Angela Weber. Mr. Weber is the managing member of Bluewater Investments LLC, which provides investment advice to Westpool Investment Trust plc.

(5) Includes 348,201 shares held in the name of Pequot Offshore Private Equity Fund, Inc., 2,750,173 shares held in the name of Pequot Private Equity Fund, L.P., 823,902 shares held in the name of Pequot International Fund, Inc. and 823,902 shares held in the name of Pequot Partners Fund, L.P. Pequot Capital Management, Inc. is the investment advisor to Pequot Offshore Private Equity Fund, Inc., Pequot Private Equity Fund, L.P., Pequot International Fund, Inc. and Pequot Partners Fund, L.P. (the "Pequot Funds") and may be deemed to beneficially own all of such shares. Pequot Capital Management, Inc. acquired beneficial ownership of such shares from Dawson-Samberg Capital Management, Inc., the former investment advisor to the Pequot Funds. On January 1, 1999, Dawson-Samberg Capital Management, Inc. spun-off a portion of its investment management business to Pequot Capital Management, Inc., including the beneficial ownership of all of such shares formerly held by Dawson-Samberg Capital Management, Inc. Lawrence
     D. Lenihan, Jr., a member of the Company's Board of Directors, is a principal and minority shareholder of Pequot Capital Management, Inc. Mr. Lenihan disclaims beneficial ownership of all shares held or beneficially owned by or through such entity.

(6) Based on a filing with the Securities and Exchange Commission, dated August 25, 1998, indicating beneficial ownership as of such date. Includes 875,890 shares held in the name of Technology Crossover Ventures, L.P., 69,365 shares held in the name of Technology Crossover Ventures, C.V., 28,599 shares held in the name of TCV II, V.O.F., 880,402 shares held in the name of Technology Crossover Ventures II, L.P., 676,864 shares held in the name of TCV II (Q), L.P., 120,118 shares held in the name of TCV II Strategic Partners, L.P. and 134,421 shares held in the name of Technology Crossover Ventures II, C.V. Technology Crossover Management, L.L.C. is the sole general partner of Technology Crossover Ventures, L.P. and the sole investment general partner of Technology Crossover Ventures, C.V. Technology Crossover Management II, L.L.C. is the sole general partner of Technology Crossover Ventures II, L.P., TCV II (Q), L.P. and TCV II Strategic Partners, L.P. and the sole investment general partner of TCV II, V.O.F. and Technology Crossover Ventures, C.V. Technology Crossover Management, L.L.C. and Technology Crossover Management II, L.L.C. disclaim beneficial ownership of such shares except to the extent of their pecuniary interests therein.

(7) Based on a filing with the Securities and Exchange Commission, dated December 21, 1998, indicating beneficial ownership as of such date. Includes 2,920,134 shares held in the name of Moon Doggie Family Partnership, L.P. Scott K. Ginsburg, the Company's Chairman of the Board, is the sole general partner of Moon Doggie Family Partnership, L.P.

(8)  Includes options exercisable into 233,101 shares of Common Stock.

(9) Based on a filing with the Securities and Exchange Commission, dated February 16, 1999, indicating beneficial ownership as of such date. Includes 530,592 shares beneficially owned by affiliated entities of Kleiner, Perkins, Caufield & Byers VI, L.P., of which Mr. Compton disclaims beneficial ownership except to the extent of his pecuniary interest therein arising from his partnership interests. Includes options exercisable into 12,500 shares of Common Stock.

(10) Includes 1,242,379 shares held in the name of Sierra Ventures IV and 53,085 shares held in the name of Sierra Ventures IV International. SV Associates IV, L.P. is the sole general partner of each of Sierra Ventures IV and Sierra Ventures IV International, and Mr. Drazan is a general partner of SV Associates IV, L.P. Mr. Drazan disclaims beneficial ownership of all shares held or beneficially owned by or through such entities except to the extent of his pecuniary interest therein arising from general partnership interests therein. Includes options exercisable into 32,500 shares of Common Stock.

(11) Includes options exercisable into 12,500 shares of Common Stock.

(12) Includes 4,746,178 shares beneficially owned by affiliated entities of Pequot Capital Management, Inc., of which Mr. Lenihan disclaims beneficial ownership except as set forth above (see footnote 5). Includes options exercisable into 7,222 shares of Common Stock.

(13) Includes options exercisable into 30,833 shares of Common Stock.

(14) Includes options exercisable into 59,375 shares of Common Stock.

(15) Includes options exercisable into 87,497 shares of Common Stock.

(16) Includes options exercisable into 62,500 shares of Common Stock.


                         COMPENSATION COMMITTEE REPORT

     The Compensation Committee of the Company's Board of Directors (the "Compensation Committee" or the "Committee") reviews and approves the Company's compensation policies. The following is the report of the Compensation Committee describing the compensation policies applicable to the compensation of the Company's Chief Executive Officer and other executive officers for the 1998 fiscal year.

     For the 1998 fiscal year, the process utilized by the Committee in determining executive officer compensation levels was based on the subjective judgment of the Committee. Among the factors considered by the Committee were the recommendations of the CEO with respect to the compensation of the Company's key executive officers. However, the Committee made the final compensation decisions concerning such officers.

     General Compensation Philosophy. The Company's philosophy in setting its compensation policies for executive officers is to maximize shareholder value over time. The primary goal of the Company's executive compensation program is, therefore, to closely align the interests of the executive officers with those of the Company's shareholders. To achieve this goal, the Company attempts to
(i) offer compensation opportunities that attract and retain executives whose abilities are critical to the long-term success of the Company, motivate individuals to perform at their highest level and reward outstanding achievement, (ii) maintain a portion of the executive total compensation at risk, with payment of that portion tied to achievement of financial, organizational and management performance goals, and (iii) encourage executives to manage from the perspective of owners with an equity stake in the Company. The Compensation Committee currently uses salary, incentive cash bonus awards and long-term stock-based incentives to meet these goals.

     Base Salary. The base salary component of total compensation is primarily designed to attract, motivate, reward and retain highly skilled executives and to compensate executives competitively within the industry and the marketplace. In establishing base salaries of executive officers, the Compensation Committee evaluates each executive's salary history, scope of responsibility at the Company, prior experience, past performance for the

Company, expected contribution to the Company's future success and recommendations from management. The Compensation Committee also takes into account the salaries for similar positions at comparable companies in the Company's industry, based on each individual Committee member's industry experience, and the position of each executive officer's base pay relative to the total compensation package, including cash incentives and long-term incentives. In making its salary decisions, the Compensation Committee exercised its discretion and judgment based upon these factors. No specific formula was applied to determine the weight of each factor.

     Incentive Cash Bonuses. Each executive officer's annual bonus is based on qualitative and quantitative factors and is intended to motivate and reward executive officers by directly linking the amount of the bonus to performance targets. In addition, incentive bonuses for executive officers are intended to reflect the Compensation Committee's belief that the compensation of each executive officer should be contingent upon the overall performance of the Company. To carry out this philosophy, the Board of Directors reviews and approves the financial goals for the fiscal year. The Compensation Committee then evaluates the overall performance of the Company and approves performance bonuses based on the extent to which the goals of the Board of Directors have been achieved. The Company achieved record revenues in 1998 of $41.3 million, and substantially reduced its EBITDA (earnings before interest, tax, depreciation and amortization) loss to ($204,000) for the year, both of which were important milestones for the Company.

     Long-Term Incentive Compensation. The Compensation Committee views stock option grants as an important component of its long-term, performance-based compensation philosophy. The Company provides long-term incentives to its Chief Executive Officer and its other executive officers. During fiscal 1998, the Board of Directors and/or the Compensation Committee, in their discretion, made option grants to Messrs. Labbe, Emery, Donaldson and Allan J. Kozak, the Company's Vice President of Marketing. The purpose of such option grants is to attract and retain the best employee talent available and to create a direct link between executive compensation and the long-term performance of the Company. The Compensation Committee believes that stock options directly motivate its executive officers to maximize long-term shareholder value. The options also utilize vesting periods that encourage key executives to continue in the employ of the Company. All options granted to executive officers to date have been granted at the fair market value of the Company's Common Stock on the date of grant. Accordingly, the option will provide a return to the executive officer only if he or she remains in the Company's employ, and then only if the market price of the Company's Common Stock appreciates over the option term. The Board of Directors and/or the Compensation Committee consider the grant of each option subjectively, considering factors such as the individual performance of the executive officer and the anticipated contribution of the executive officer to the attainment of the Company's long-term strategic performance goals. Applying these principles, a significant grant was made to Mr. Emery in connection with the commencement of his employment. The grants made to Messrs. Donaldson, Kozak and Labbe were made in recognition of their years of service with the Company and to place a significant portion of their total compensation at risk.

     CEO Compensation. Mr. Donaldson served as the Company's Chief Executive Officer until December 13, 1998, when he became President and Chief Operating Officer. Mr. Donaldson's compensation consisted of base salary, an annual bonus and stock options. On November 20, 1998, the Company and Mr. Donaldson entered into an employment agreement. For the 1998 fiscal year, the Committee increased Mr. Donaldson's base salary to $298,374 based upon the improvement in the financial performance of the Company in 1997 and the Committee's knowledge of increased base salary levels for similar positions in the industry. In January 1999, Mr. Donaldson was awarded an incentive bonus of $50,000 based on the financial and operational performance of the Company during 1998. In addition, Mr. Donaldson received stock option grants in the aggregate amount of 350,000 shares of Common Stock of the Company. The stock option grants made to Mr. Donaldson were intended to reflect his years of service with the Company and to place a significant portion of his total compensation at risk, because the stock options will have no value unless there is appreciation in the value of the Company's Common Stock over the term of the stock options.

     On December 13, 1998, Mr. Ginsburg was appointed the Chief Executive Officer of the Company. At Mr. Ginsburg's request, Mr. Ginsburg's compensation consisted of base salary in the amount of $1 in keeping with Mr. Ginsburg's goal of tying his compensation directly to stock performance. In addition, Mr. Ginsburg received a warrant to purchase up to 1,548,460 shares of the Common Stock of the Company in connection with the commencement of his employment. The warrant was intended to induce Mr. Ginsburg to join the Company as its new Chairman of the Board and Chief Executive Officer and to place a significant portion of his total compensation at risk, because the warrant does not become exercisable, and thus has no value, unless and until the Company's

Common Stock exceeds certain price thresholds. As of July 1999, Mr. Ginsburg no longer serves as the Company's Chief Executive Officer but remains as the Company's Chairman of the Board.

     Tax Limitation. Under the Federal tax laws, a publicly held company such as the Company will not be allowed a federal income tax deduction for compensation paid to certain executive officers to the extent that compensation exceeds $1 million per officer in any year. To qualify for an exemption from the $1 million deduction limitation, the shareholders approved a limitation under the Company's 1992 Stock Option Plan on the maximum number of shares of Common Stock for which any one participant may be granted stock options per calendar year. Because this limitation was adopted, any compensation deemed paid to an executive officer when he or she exercises an outstanding option under the 1992 Stock Option Plan with an exercise price equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation that will not be subject to the $1 million limitation. Since it is not expected that the cash compensation to be paid to the Company's executive officers for the 1999 fiscal year will exceed the $1 million limit per officer, the Committee will defer any decision on whether to limit the dollar amount of all other compensation payable to the Company's executive officers to the $1 million cap.

                                    Board of Directors

                                    Scott K. Ginsburg
                                    Lawrence D. Lenihan, Jr.
                                    Henry W. Donaldson


          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.


                              RECENT DEVELOPMENTS

     On July 22, 1999, the Company's Board of Directors accepted the resignations of the following former Company directors: Richard H. Harris, Kevin R. Compton and Jeffrey M. Drazan. The Board of Directors formed a nominating committee to name additional members to the Board. The nominating committee, consisting of Scott K. Ginbsurg, Henry W. Donaldson, and Lawrence D. Lenihan, nominated Michael G. Linnert and Matthew E. Devine as new members of the Board. The Company's Board of Directors unanimously approved Mr. Linnert's and Mr. Devine's appointment to the Board. Scott K. Ginsburg subsequently resigned as Chief Executive Officer of the Company and the Board unanimously elected Mr. Devine to fill the position. Mr. Ginsburg continues to serve as the Company's Chairman of the Board. In addition, Omar A. Choucair was unanimously elected to serve as Chief Financial Officer of the Company, replacing Paul W. Emery, II, who will continue with the Company serving as Vice President of Sales.

     In August 1999, the nominating committee nominated David M. Kantor as a new member of the Board. The Company's Board unanimously approved Mr. Kantor's appointment to the Board.

STOCK PERFORMANCE GRAPH

     The graph set forth below compares the cumulative total shareholder return on the Company's Common Stock between February 6, 1996 (the date the Company's Common Stock commenced public trading) and December 31, 1998 with the cumulative total return of (i) the Nasdaq Non-Financial Stocks Index and (ii) the Nasdaq Computer and Data Processing Services Stocks Index, over the same period. This graph assumes the investment of $100.00 on February 6, 1996 in the Company's Common Stock, the Nasdaq Non-Financial Stocks Index and the Nasdaq Computer and Data Processing Services Stocks Index, and assumes the reinvestment of dividends, if any.

     The comparisons shown in the graph below are based upon historical data. The Company cautions that the stock price performance shown in the graph below is not indicative of, nor intended to forecast, the potential future performance of the Company's Common Stock. Information used in the graph was obtained from the CRSP Total Return Index published by Nasdaq and SG Cowen, sources believed to be reliable, but the Company is not responsible for any errors or omissions in such information.

                             [GRAPH APPEARS HERE]


                                                     2/6/96            12/31/96             12/31/97               12/31/98
---------------------------------------------------------------------------------------------------------------------------
Digital Generation Systems, Inc.                    $   100           $      76            $      23              $      66
---------------------------------------------------------------------------------------------------------------------------
Nasdaq Non-Financial Stocks Index                   $   100           $     121            $     142              $     172
---------------------------------------------------------------------------------------------------------------------------
Nasdaq Computer and Data Processing                 $   100           $     125            $     153              $     220
 Services Stocks Index
---------------------------------------------------------------------------------------------------------------------------

     The Company effected its initial public offering of Common Stock on February 6, 1996. For purposes of this presentation, the Company has assumed that that the initial public offering price of $11.00 per share would have been the closing price on February 5, 1996, the day prior to the commencement of trading.

     Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this Proxy Statement or future filings made by the Company under those statutes, the Compensation Committee Report and Stock Performance Graph shall not be deemed filed with the Securities and Exchange Commission and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by the Company under those statutes.


                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

     The following Summary Compensation Table sets forth the compensation earned by the Company's Chief Executive Officer and the four other most highly compensated executive officers who were serving as such at the end of 1998 (collectively, the "Named Officers").

                           Summary Compensation Table

                                                                                                        Long-Term
                                                                                                      Compensation
                                                                                                      ------------
                                                                                                         Awards
                                                                                                        Number of
                                                              Annual Compensation                      Securities
                                               ----------------------------------------                Underlying      All Other
Name and Principal Position            Year     Salary(1)        Bonus     Other Annual   Restricted    Options    Compensation(4)
--------------------------------------------   ------------   -----------  Compensation  -----------   ---------   ---------------
                                                                           ------------     Stock
                                                                                         -----------
Scott K. Ginsburg(2)                   1998     $      1       $     0       $39,607(3)                1,548,460         $    0
 Chairman of the Board                 1997     $      -       $     -       $       -                         -         $    -
 and Chief Executive Officer           1996     $      -       $     -       $       -                         -         $    -

Henry W. Donaldson                     1998     $298,374       $50,000       $ 4,089(5)                  350,000         $  864
 President and                         1997     $225,000       $50,000       $       0                    80,000         $  162
 Chief Operating Officer               1996     $193,750       $50,000       $       0                         0         $  672

Paul W. Emery, II                      1998     $186,647       $35,000       $       0    50,000(6)      150,000         $  990
 former Vice President, Finance and    1997     $      -       $     -       $       -                         -         $    -
  Chief Financial Officer              1996     $      -       $     -       $       -                         -         $    -

Robert H. Howard                       1998     $149,241       $17,100       $       0                         0         $  261
 Vice President, Direct Sales          1997     $ 82,452       $26,667(8)    $       0                   150,000         $8,919(9)
                                       1996     $      -       $     -       $       -                         -         $    -

Ernest V. Labbe                        1998     $180,326       $30,000       $       0                   150,000         $  528
 Vice President, Operations            1997     $      -       $     -       $       -                         -         $    -
                                       1996     $      -       $     -       $       -                         -         $    -

__________
(1)  Salary includes amounts deferred under the Company's 401(k) Plan.
(2) Mr. Ginsburg commenced employment on December 11, 1998. As of July 1999, he no longer serves as the Company's Chief Executive Officer.
(3) Represents various perquisites, including $30,000 for reimbursement of expenses associated with Mr. Ginsburg's airplane.
(4) Includes taxable benefits from premiums for group term life insurance paid by the Company.
(5)  Represents automobile lease payments
(6) Mr. Emery holds 50,000 shares of Common Stock purchased on December 9, 1998 pursuant to a restricted stock purchase agreement. All 50,000 shares were unvested as of December 31, 1998 and had a fair market value of $278,125 on that date. The shares vest as to 25% after one year and the balance in 36 equal monthly installments thereafter. As of July 1999, Mr. Emery serves as the Company's Vice President of Sales.
(8)  Represents sales commissions.
(9)  Includes moving expenses of $8,631.

     The following table contains information concerning the stock option grants made to each of the Named Officers for 1998. No stock appreciation rights were granted to these individuals during such year.

                       Option Grants in Last Fiscal Year

                                             Individual Grants(1)                     Potential Realizable
                          -------------------------------------------------------       Value at Assumed
                               Number of     % of Total                               Annual Rates of Stock
                              Securities       Options                                 Price Appreciation
                              Underlying     Granted to    Exercise                    for Option Term(3)
                                Options       Employees      Price     Expiration   -------------------------
Name                          Granted         in 1998      Per Share      Date               5%           10%
--------------------------   ----------      ----------    ---------   ----------   ----------    ----------
Scott K. Ginsburg.........    1,548,460(2)    55.2%          $  3.25     12/09/03   $1,390,386    $3,072,389

Henry W. Donaldson........       30,081        1.1%          $3.8125     04/29/05   $   46,688    $  108,802
                                169,919        6.1%          $3.8125     04/29/05   $  263,726    $  614,594
                                 32,043        1.1%          $ 2.625     11/20/05   $   34,242    $   79,799
                                117,957        4.2%          $ 2.625     11/20/05   $  126,053    $  293,758

Paul W. Emery, II.........      112,214        4.0%          $  2.75     01/12/05   $  126,627    $  292,763
                                 37,786        1.3%          $  2.75     01/12/05   $   42,302    $   98,583

Robert H. Howard..........            -          -           $     -          -     $        -    $        -

Ernest V. Labbe...........      112,214        4.0%          $  2.75     01/12/05   $  125,627    $  292,763
                                 37,786        1.3%          $  2.75     01/12/05   $   42,302    $   98,583

__________

(1) The options granted to purchase the underlying securities were granted under the Company's 1992 Stock Option Plan. Most options under this plan have a term of 7 years, subject to earlier termination upon the occurrence of certain events related to termination of employment of the option holders and amendment or termination of the 1992 Stock Option Plan, if applicable. Each of such options was granted with an exercise price that is no less than the fair market value of the underlying Common Stock on the date of the grant, as determined by the Board of Directors. In the event of a merger of the Company with or into another corporation or other legal entity, where vested options have not been assumed or substituted by such successor corporation or other entity, such options will be exercisable for a period of 15 days from the date of notice thereof, and will terminate upon the expiration of such period. Upon a change in control (as defined below), the unvested options will be subject to accelerated vesting to the extent of 50% of the unvested portion of such options. For purposes of this provision, a change in control is defined generally as (i) a merger or acquisition of the Company resulting in a 50% or greater change in the total voting power of the Company immediately following such transaction, or (ii) certain changes in the majority composition of the Board of Directors during a 24-month period, which changes are not initiated by the Board of Directors.

(2) An entity affiliated with Mr. Ginsburg was granted the warrant on December 9, 1998 in consideration of Mr. Ginsburg's services. The warrant is not exercisable for a minimum of one year and, thereafter, it becomes exercisable over a 24-month period but only if the Common Stock achieves a trading price of $10 per share or more over a sustained period, and then half the shares will vest, or achieves a price of $15 per share or more a sustained period. The warrant will in any event become fully exercisable on November 8, 2003. The warrants become fully exercisable upon a change in control involving the Company. The warrants expire December 9, 2003.

(3) Potential gains are net of exercise price, but before taxes associated with exercise. The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the Securities and Exchange Commission. There can be no assurance provided to any executive officer or any other holder of the Company's securities that the actual stock price appreciation over the 10-year option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from the option grants made to the Named Officers.

     The following table sets forth information concerning option holdings as of the end of the 1998 fiscal year with respect to each of the Named Officers. No options were exercised. No stock appreciation rights were outstanding at the end of that year.

                 Aggregate Option Exercises in Last Fiscal Year
                       and Fiscal Year-End Option Values

                                                    Number of Securities                 Value of Unexercised
                                                   Underlying Unexercised                 in-the-Money Options
                                                     Options at FY-End                       at FY-End (1)
                                              -----------------------------------   ----------------------------------
Name                                            Exercisable       Unexercisable       Exercisable       Unexercisable
-------------------------------------------   ---------------   -----------------   ----------------   ---------------
Scott K. Ginsburg..........................           0           1,548,460                 0             $3,580,814
Henry W. Donaldson.........................     163,590             428,910          $305,271             $  931,760
Paul W. Emery, II..........................           0             150,000                 0             $  421,875
Robert H. Howard...........................      59,373              90,627          $100,192             $  152,933
Ernest V. Labbe............................           0             150,000                 0             $  421,875

(1) Based on the fair market value of the Company's Common Stock at year end ($5.5625) per share less the exercise price payable for such shares.

            EMPLOYMENT CONTRACTS AND CHANGE IN CONTROL ARRANGEMENTS

     None of the Company's executive officers have employment or severance agreements with the Company, and their employment may be terminated at any time at the discretion of the Board of Directors, except that Mr. Donaldson, the Company's President and Chief Operating Officer, entered into an employment agreement with the Company on November 20, 1998 that provides for a term of employment through March 31, 2000. Pursuant to the employment agreement, Mr. Donaldson's base salary was increased to $300,000. Pursuant to the employment agreement, in January 1999, Mr. Donaldson was awarded an incentive bonus of $50,000 based on the financial and operational performance of the Company during 1998, and is scheduled to receive a bonus of $75,000 for fiscal 1999 and has a bonus potential for fiscal 2000 of $75,000 with a minimum of $50,000 guaranteed. If, prior to March 31, 2000, the Company terminates Mr. Donaldson's employment for any reason other than cause, then the Company shall pay Mr. Donaldson his base compensation through March 31, 2000, Mr. Donaldson's stock options granted pursuant to the agreement shall become fully exercisable, Mr. Donaldson shall be guaranteed a minimum bonus for 1999 of $50,000 and a bonus for 2000 equal to one-quarter of the 1999 bonus, the Company shall forgive any remaining indebtedness under a loan in the principal amount of $175,000 incurred by Mr. Donaldson to purchase stock, and the Company shall continue to provide certain perquisites and employee benefits through December 31, 2000. Provided Mr. Donaldson remains employed through March 31, 2000 or through an earlier date determined by the Company, the agreement provides that the Company will employ Mr. Donaldson as a part-time employee through March 31, 2001, but in any event for not less than one year from cessation of full-time employment and Mr. Donaldson will make himself available for transition assistance for up to forty
(40) hours per month. During the period of part-time employment, Mr. Donaldson will continue to be eligible for certain employee benefits, including continued vesting of options and option shares.

     From March 18, 1994 to March 14, 1995, Henry W. Donaldson, the Company's President and Chief Operating Officer, entered into four Restricted Stock Purchase Agreements with the Company for the purchase of an aggregate of 487,500 shares of the Company's Common Stock. In connection with this purchase of the Company's Common Stock, Mr. Donaldson delivered four full recourse promissory notes in the aggregate principal amount of $175,000 in full payment of the shares. The promissory notes bear interest at various annual interest rates ranging from 5% to 7.75% and become due and payable at various dates from March 15, 1999 to March 14, 2000. The largest aggregate indebtedness during the fiscal year and the amount outstanding on December 31, 1998 was $216,173.

     On January 21, 1998, the Board of Directors unanimously adopted resolutions declaring it advisable and in the best interests of the Company and its shareholders to issue and sell an aggregate of 50,000 shares of the Company's Common Stock to Paul W. Emery, II, the Company's Chief Financial Officer at that time, for a per share purchase price equal to the closing price of the Company's Common Stock on the Nasdaq National Market (i.e., $3.8750) on such date. In connection therewith, the Board of Directors also adopted resolutions declaring it advisable and in the best interests of the Company and its shareholders to cause the Company to loan Mr. Emery an amount equal to the aggregate purchase price for such shares solely for purposes of enabling Mr. Emery to purchase such shares from the Company. The shares of the Company's Common Stock issued and sold to Mr. Emery are restricted securities insofar as the Company will retain the right to repurchase the "unvested" portion of such shares at the original purchase price therefor in the event that Mr. Emery leaves the employ of the Company for any reason prior to the time at which such shares are fully vested. One quarter of such shares are to be released from the Company's right of repurchase (i.e., to vest) on the first anniversary of the date of Board approval, and an additional 1/48th of such shares are to vest each full month thereafter until all such shares are fully vested. Mr. Emery entered into a Restricted Stock Purchase Agreement with the Company on December 9, 1998 and delivered his full recourse promissory note in the amount of $193,750 in full payment of the shares. The largest aggregate indebtedness during the fiscal year and the amount outstanding on December 31, 1998 was $193,750.

     PROPOSAL NO. 1
     --------------



                             ELECTION OF DIRECTORS

     The directors who are being nominated for reelection to the Board of Directors (the "Nominees"), their ages as of August 16,1999, their positions and offices held with the Company and certain biographical information are set forth below. The proxy holders intend to vote all proxies received by them in the accompanying proxy FOR the Nominees listed below unless otherwise instructed.
In the event any Nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who may be designated by the present Board of Directors to fill the vacancy. As of the date of this Proxy Statement, the Board of Directors is not aware of any Nominee who is unable or will decline to serve as a director. The six (6) nominees receiving the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected directors of the Company to serve until the next Annual Meeting or until their successors have been duly elected and qualified.

Nominees                                   Age               Positions and Offices Held with the Company
------------------------------        ----------        -----------------------------------------------------

Scott K. Ginsburg                          46              Chairman of the Board
Matthew E. Devine                          50              Chief Executive Officer and Director
Henry W. Donaldson                         53              President, Chief Operating Officer and Director
Lawrence D. Lenihan, Jr.                   34              Director
Michael G. Linnert                         28              Director
David M. Kantor                            43              Director

     Scott K. Ginsburg joined the Company in December 1998 as Chief Executive Officer and Chairman of the Board. In July 1999, Matthew E. Devine assumed the responsibilities of Chief Executive Officer, but Mr. Ginsburg remains the Company's Chairman. He is also the Chairman and Chief Executive Officer of Starguide Digital Networks and, most recently, served as Chief Executive Officer and a director of Chancellor Media Corporation (now AMFM Corporation). Mr. Ginsburg founded Evergreen Media Corporation in 1988 and was the co-founder of Statewide Broadcasting, Inc. and H&G Communications, Inc. Mr. Ginsburg earned a B.A. from George Washington University in 1974 and a J.D. from the George Washington University Law Center in 1978.

     Matthew E. Devine joined the Company in July 1999 as Chief Executive Officer and Director. Prior to joining the Company, Mr. Devine served as Chief Financial Officer of Chancellor Media Corporation (now AMFM Corporation) and served as Chief Financial Officer, Executive Vice President, Treasurer, Secretary and Director for Evergreen Media Corporation. Between 1975 and 1988, Mr. Devine served in various finance positions at AMR Corporation, parent company to American Airlines.

     Henry W. Donaldson joined the Company in March 1993, and served from that date until December 1998 as the Company's President and Chief Executive Officer and as a member of the Company's Board of Directors. He currently serves as President and Chief Operating Officer. He was formerly President of the Data Communications Division of Rexel, Inc., a provider of telecommunications and local area networking products and services, from September 1989 through January 1993. Mr. Donaldson holds a B.A. in Mathematics from Hamilton College.

     Lawrence D. Lenihan, Jr. has been a member of the Board of Directors of the Company since July 1997. Mr. Lenihan has been a managing member of the General Partner for Pequot Private Equity Fund, L.P. since February 1997. He is also a Principal at Dawson-Samberg Capital Management, Inc. and a Principal and minority shareholder of Pequot Capital Management, Inc. Mr. Lenihan was a Principal at Broadview Associates, LLC, prior to joining Dawson-Samberg. He currently serves as a director of Direc-to-Phone and Sanctuary Woods Multimedia Corporation. Mr. Lenihan holds a B.S.E.E. from Duke University and an M.B.A. from the Wharton School.

     Michael G. Linnert has been a member of the Board of Directors of the Company since July 1999. Mr. Linnert is an Associate with Technology Crossover Ventures, a venture capital firm, which specializes in emerging Internet and communications companies. He currently serves as a board member of Career Central, HomeGain.com and petopia.com. Prior to joining Technology Crossover Ventures, Mr. Linnert spent three years in the investment banking division at Goldman, Sachs & Co. and was a manufacturing engineer at General Motors. Mr. Linnert holds a B.S.E.E. from the University of Notre Dame and an MBA from the Stanford Graduate School of Business.

     David M. Kantor has been a member of the Board of Directors of the Company since August 1999. Mr. Kantor is Senior Vice President for Network Operations of AMFM, Inc. (formerly Chancellor Media Corporation) and manages AMFM Radio Networks. Prior to joining AMFM, he was President of ABC Radio Network, having previously served as Executive Vice President. Prior to joining ABC Radio Network, he held executive positions with Cox Cable and Satellite Music Network. Mr. Kantor holds a B.S. from the University of Massachusetts and an MBA from Harvard Business School.

New Officer:

     Omar A. Choucair joined the Company as Chief Financial Officer in July 1999, replacing Paul W. Emery, II, who is now serving as the Company's Vice President of Sales. Prior to joining the Company, Mr. Choucair served as Vice President of Finance for Chancellor Media (now AMFM Corporation), and served as Vice President of Finance for Evergreen Media before it was acquired by Chancellor Media in 1997. Prior to entering the media industry, Mr. Choucair was a Senior Manager at KPMG Peat Marwick, LLP, where he specialized in media and telecommunications clients. Mr. Choucair received a B.A. from Baylor University and is a Certified Public Accountant.


Board of Directors Meetings and Committees

     During the fiscal year ended December 31, 1998, the Board of Directors held seven (7) meetings and acted by written consent in lieu of a meeting on one (1) occasion. For the fiscal year, each of the directors during the term of their tenure attended or participated in at least 75% of the aggregate of (i) the total number of meetings or actions by written consent of the Board of Directors and (ii) the total number of meetings held by all committees of the Board of Directors on which each such director served. The Board of Directors has two
(2) standing committees: the Audit Committee and the Compensation Committee.

     During the fiscal year ended December 31, 1998, the Audit Committee of the Board of Directors held five (5) meetings. The Audit Committee reviews, acts on and reports to the Board of Directors with respect to various auditing and accounting matters, including the selection of the Company's accountants, the scope of the annual audits, fees to be paid to the Company's accountants, the performance of the Company's accountants and the accounting practices of the
Company.   The members of the Audit Committee in 1998 were Messrs. Compton and
Matthews.

     During the fiscal year ended December 31, 1998, the Compensation Committee of the Board of Directors held seven (7) meetings. The Compensation Committee reviews the performance of the executive officers of the Company and reviews the compensation programs for other key employees, including salary and cash bonus levels, option grants under the 1992 Stock Option Plan and non-plan option grants. The members of the Compensation Committee in 1998 were Messrs. Drazan, Harris and Matthews.

Director Compensation

     Except for grants of stock options, directors of the Company generally do not receive compensation for services provided as a director other than reimbursement for documented reasonable expenses incurred in connection with attendance at meetings of the Company's Board of Directors and the committees thereof. The Company also does not pay compensation for committee participation or special assignments of the Board of Directors.

     Non-employee Board members are eligible for option grants pursuant to the provisions of the Company's 1995 Director Option Plan. Under the 1995 Director Option Plan, each non-employee director of the Company will be automatically granted an option to purchase 10,000 shares of the Company's Common Stock (the "First Option") on the date on which the optionee first becomes a non-employee director of the Company, and each non-employee director will thereafter be granted an additional option to purchase 2,500 shares of the Company's Common Stock (the "Subsequent Option") on the next anniversary. The exercise price per share of all options granted under the 1995 Director Option Plan shall be equal to the fair market value of a share of the Company's Common Stock on the date of grant of the option. Shares subject to the First Option vest over 36 months, and shares subject to the Subsequent Option vest over 12 months beginning with the month following the second anniversary of its date of grant. The term of the options granted is ten years.

     Directors who are also employees of the Company are eligible to receive options for Common Stock directly under the 1992 Stock Option Plan and, if an officer of the Company, are also eligible to receive incentive cash bonus awards and are eligible to participate in the 1996 Employee Stock Purchase Plan.

Recommendation of the Board of Directors

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED HEREIN.

                                 PROPOSAL NO. 2
                                 --------------

                                AMENDMENT TO THE
                      COMPANY'S ARTICLES OF INCORPORATION

     The Board of Directors has determined that it is in the best interests of the Company and its shareholders to amend the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock of the Company from 40,000,000 to 100,000,000 shares. Accordingly, the Board of Directors has unanimously approved the proposed Certificate of Amendment to the Amended and Restated Articles of Incorporation of the Company, in the form attached hereto as Exhibit A (the "Certificate of Amendment"), and hereby solicits the approval of the Company's shareholders of the Certificate of Amendment. If the shareholders approve the Certificate of Amendment, the Board of Directors intend to file the Certificate of Amendment with the Secretary of State of the State of California as soon as practicable following such shareholder approval. If the Certificate of Amendment is not approved by the shareholders, the existing Articles of Incorporation will continue in effect.

     The objectives of the increase in the authorized number of shares of Common Stock are to ensure that the Company has sufficient shares available for future issuances of Common Stock or securities convertible into Common Stock. The Board of Directors believes that it is prudent to increase the authorized number of shares of Common Stock to the proposed levels in order to provide a reserve of shares available for issuance to meet business needs as they arise. Such future activities may include, without limitation, financings, establishing strategic relationships with corporate partners, providing equity incentives to employees, officers or directors, or effecting stock splits or dividends. The additional shares of Common Stock authorized may also be used to acquire or invest in complementary businesses or products. Although the Company has no current plans or proposals to issue additional shares of Common Stock (except pursuant to employee stock incentive plans), the Company may continue to evaluate potential acquisitions of or investments with third parties. In the event that the Board of Directors does undertake a plan, or otherwise enter into an agreement, understanding or arrangement, to issue additional shares of Common Stock or securities convertible into shares of the Common Stock, the Board of Directors intends to issue such shares of its capital stock only upon terms and conditions that the Board of Directors deems advisable and in the best interests of the Company and its shareholders.

Summary of Authorized and Outstanding Capital Stock

     The Company's authorized capital stock currently consists of 40,000,000 shares of Common Stock and 15,000,000 shares of Preferred Stock. The Company's Common Stock is not subject to any preemptive rights. The Company's Articles of Incorporation provide that the Company's Preferred Stock may be divided into any number of series, and that the Company's Board of Directors may fix the number of, and determine the rights, preferences, privileges and restrictions granted to or imposed upon, any such series. The number of shares of the Company's Common Stock issued and outstanding as of July 31, 1999 was 26,629,746 shares, and there are no shares of the Company's Preferred Stock issued and outstanding. Accordingly, the total number of shares of the Company's Common Stock available for future issuance, whether upon the conversion of outstanding convertible securities of the Company, the exercise of outstanding options to purchase shares of the Company's Common Stock, or otherwise, is 13,370,254 shares, and the total number of shares of the Company's Preferred Stock available for future issuance is 15,000,000 shares. If the proposed amendment to the Company's Articles of Incorporation is adopted by the Company's shareholders at the Annual Meeting, the Company will have available for issuance 73,370,254 shares of Common Stock and 15,000,000 shares of Preferred Stock.

Effects of the Proposed Amendment to the Articles of Incorporation

     If the shareholders approve the proposed Certificate of Amendment, the Board of Directors may cause the issuance of additional shares of Common Stock without further vote of the shareholders of the Company, except as provided under California corporate law or under the rules of any securities exchange on which shares of Common Stock of the Company are then listed. Current holders of Common Stock have no preemptive or similar rights, which means that current shareholders do not have a prior right to purchase any new issue of Common Stock of the Company in order to maintain their appropriate ownership thereof. The issuance of additional shares of Common Stock would decrease the proportionate equity interest of the Company's current shareholders and, depending upon the price paid for such additional shares, could result in dilution to the Company's current shareholders.

     The proposed Certificate of Amendment increasing the authorized number of shares of the Company's Common Stock could also have certain anti-takeover effects. For example, although the Company has no present intention to do so, shares of the Company's Common Stock and/or securities convertible into the Company's Common Stock could be issued in a private placement or public offering, or rights to purchase shares of the Company's Common Stock and/or securities convertible into the Company's Common Stock could be issued, to create voting impediments to or otherwise frustrate third party attempts to effect a takeover or otherwise gain control of the Company through a public tender offer, proxy contest or other means. In addition, the proposed Certificate of Amendment could discourage an attempt by a third party to acquire control of the Company through a public tender offer, proxy contest or other means and, therefore, could deprive the Company's shareholders of benefits that could result from such an attempt to takeover, or otherwise gain control of, the Company. Such benefits could include, among other things, the realization of a premium over the market price of their shares of the Company's capital stock in a tender offer, or even the temporary increase in the market price for such shares that such an attempt could cause. The Board of Directors, however, is not aware of any present efforts or attempt to takeover, or otherwise gain control of, the Company through a public tender offer, proxy contest or any other means.

     Despite the potential anti-takeover effects of the proposed Certificate of Amendment described above, the Board of Directors believes that the increased financial flexibility and other benefits offered by the proposed amendment far outweigh any of the disadvantageous anti-takeover effects of such amendment. To the extent that the proposed amendment may have certain anti-takeover effects, the Board of Directors believes that the proposed amendment and the anti-takeover effects thereof may encourage third parties seeking to acquire or otherwise gain control over the Company to negotiate directly with the Board of Directors. In this regard, the Board of Directors further believes that such negotiations will enable the Board of Directors to consider a takeover transaction proposed by a third party in a non-disruptive atmosphere and to effectively discharge its fiduciary obligation to consider and act upon any proposed takeover transaction in a manner that best serves the interests of the Company's shareholders by maximizing shareholder value.

Recommendation of the Board of Directors

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION.

                                 PROPOSAL NO. 3
                                 --------------

                                AMENDMENT TO THE
                             1992 STOCK OPTION PLAN

     The Company's 1992 Stock Option Plan (the "Option Plan") was originally adopted by the Board of Directors in October 1992 and approved by the shareholders of the Company in May 1993. To date, a total of 2,950,000 shares of the Company's Common Stock have been reserved for issuance under the Option Plan.

     On July 23, 1999, the Compensation Committee approved an amendment to the Option Plan to reserve an additional 2,000,000 shares of the Company's Common Stock for issuance thereunder, thereby increasing the number of shares of the Company's Common Stock reserved for issuance thereunder from 2,950,000 shares to 4,950,000 shares, and increase to 1,000,000 the number of shares issuable per person per year, and extend the expiration date of the Option Plan from October 2002 to July 2009. At the Annual Meeting, the Company's shareholders will be asked to approve the proposed amendments to the Option Plan described above.
The Company believes that the proposed increase in the number of shares reserved for issuance under the Option Plan is necessary in order to provide the means for incentivising eligible employees by aligning their interests directly with those of the Company's shareholders. The Company also believes that its ability to grant stock options is critical to its success in attracting and retaining experienced and qualified employees and independent contractors.

     The principal terms and provisions of the Option Plan are summarized below. The summary, however, is not intended to be a complete description of all the terms of the Option Plan. A copy of the Option Plan will be furnished by the Company to any shareholder upon written request to the Corporate Secretary at the executive offices in San Francisco, California.

SUMMARY OF TERMS OF 1992 STOCK OPTION PLAN

     Purpose. The purposes of the Option Plan are to attract and retain the best available personnel for positions of substantial responsibility with the Company, to provide additional incentive to employees and consultants of the Company, and to promote the success of the Company's business.

     Administration. The Compensation Committee of the Company's Board of Directors (the "Compensation Committee") administers the Option Plan. As the administrator of the Option Plan, the Compensation Committee has complete discretion, within the limits set forth in the Option Plan, to determine the terms of the options granted thereunder, including the exercisability of such options, the number of shares issuable upon the exercise of such options, the exercise price of such options, and the form of consideration payable upon such exercise. The Compensation Committee is constituted in a manner intended to comply with the requirements of Rule 16-b3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), pertaining to the disinterested administration of employee benefit plans. If the Option Plan satisfies the disinterested administration and other requirements of Rule 16b-3, discretionary grants of options under the Option Plan to persons subject to liability under Section 16(b) of the Exchange Act will be exempt from such liability to the extent provided by Rule 16b-3. Members of the Compensation Committee receive no additional compensation for their services in connection with the administration of the Option Plan.

     Eligibility. The Option Plan provides for grants to employees, including officers and employee directors, of "incentive stock options," as defined in
Section 422 of the Internal Revenue Code, as well as grants of nonstatutory stock options to employees (including officers and employee directors) and consultants. However, no incentive stock options may be granted to any individual employee which, when aggregated with all other incentive stock options granted to such employee by the Company, would result in shares of the Company's Common Stock having an aggregate fair market value in excess of $100,000 becoming first available for purchase by such employee upon the exercise of incentive stock options during any calendar year. The Board of Directors will determine the number of options to be granted to an employee at his or her initial service and the grants during any one fiscal year. Prior to the amendment of the Option Plan, which is the subject of this Proposal No. 3, the initial limit was 500,000 and annual limit was 250,000.

     Terms of Options. Each option granted under the Option Plan is evidenced by a written stock option agreement between the Company and the optionee thereof, and is generally subject to the terms and conditions set forth below. The specific terms of any individual option granted under the Option Plan, however, may vary from those terms set forth below.

          (a) Exercise of the Option. The Compensation Committee determines when options granted under the Option Plan may be exercised. The form of the stock option agreement employed by the Company to grant options under the Option Plan provides that options will become exercisable as determined by the Board of Directors. An option granted under the Option Plan is exercised by giving written notice of exercise to the Company, specifying the number of shares of the Company's Common Stock to be purchased upon such exercise, and tendering to the Company full payment of the purchase price therefor. The terms of the Option Plan specify that the permissible form of payment for shares issuable upon the exercise of an option granted thereunder will be set forth in the stock option agreement relating thereto and may consist of cash, check, promissory note, exchange of shares of the Company's Common Stock held for more than six months, consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Option Plan, a reduction in the amount of any liability of the Company to the option holder exercising such option, any combination of the foregoing methods of payment, or such other consideration and method of payment for the issuances of the shares to the extent permitted by applicable laws. The form of stock option agreement currently employed by the Company to grant options under the Option Plan, however, only permits payment for shares upon exercise of the option by cash, check, surrender of other shares of the Company's Common Stock, or cashless exercise procedure.

          (b) Option Price. Subject to the following limitations, the exercise price for options granted under the Option Plan is determined by the Board of Directors or the Compensation Committee in accordance with the terms of the Option Plan. The option price of incentive stock options may not be less than 100% of the fair market value of the Company's Common Stock on the date of grant thereof. With respect to any participant under the Option Plan who owns voting securities of the Company possessing more than 10% of the voting power of all classes of the Company's outstanding capital stock (a "10% shareholder"), however, the exercise price of any incentive stock option granted under the Option Plan must equal at least 110% of the fair market value of the Company's Common Stock on the date of grant thereof. The exercise price of nonstatutory stock options granted under the Option Plan is determined by the Board of Directors. However, the exercise price of nonstatutory stock options granted under the Option Plan intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code may not be less than 100% of the fair market value of the Company's Common Stock on the date of grant thereof.

          (c) Termination of Employment. Options granted under the Option Plan generally must be exercised within thirty days (or such other period of time, not exceeding three months in the case of an incentive stock option or six months in the case of a nonstatutory stock option, as is determined by the Board of Directors) after the termination of the option holder's status as an employee or consultant of the Company, but in no event later than the expiration of the option term thereof.

          (d) Death or Disability. Options granted under the Option Plan must be exercised within six months (or such other period of time, not exceeding twelve months, as is determined by the Board of Directors) after the termination of the option holder's employment with the Company as a result of death or disability, but in no event later than the expiration of the option term thereof.

          (e) Termination of Options. The maximum term of an option granted under the Option Plan may not exceed ten years from the date of grant thereof, or five years in the case of an "incentive stock option" granted to a 10% shareholder. Under the form of stock option agreement currently employed by the Company to grant options under the Option Plan, each option has a term of seven years from the date of grant thereof. No option may be exercised by any person after the expiration of such term.

          (f) Nontransferability of Options. Options granted under the Option Plan are not generally transferable by the option holder thereof except by will or by the laws of descent or distribution, and are exercisable during the lifetime of the option holder only by such option holder.

     Adjustment upon Changes in Capitalization. In the event any change, such as a stock split or dividend, is made in respect of the Company's capital stock which results in an increase or decrease in the number of issued and outstanding shares of the Company's Common Stock without receipt of consideration by the Company, an appropriate adjustment will be made in the exercise price and in the number of shares issuable upon the exercise of each outstanding option granted under the Option Plan.

     Merger or Sale of All Assets. Except as described below, in the event of a merger of the Company with or into another corporation or other legal entity, or the sale of substantially all of the assets of the Company, each outstanding option granted under the Option Plan will be assumed, or an equivalent option or right will be substituted, by the successor corporation or entity, or a parent or subsidiary thereof. In the event that an outstanding option granted under the Option Plan is not assumed or substituted as described above, the option holder thereof will have the right to exercise such option, to the extent such option holder was otherwise entitled to exercise such option, for a period of 15 days after receiving notice of such merger or sale, and such option will terminate upon the expiration of such period.

     Change in Control. Upon a change in control (as defined below), the unvested options granted to each of the Company's executive officers under the Option Plan will be subject to accelerated vesting of such unvested options based on recommendation by the Board of Directors. For purposes of this provision, a "change in control" is defined in the Option Plan, generally as (i) a merger or acquisition of the Company resulting in a 50% or greater change in the total voting power of the Company immediately following such transaction, or
(ii) certain changes in the majority composition of the Company's Board of Directors during a 24-month period, which changes are not initiated by the Board of Directors. The acceleration of options in the event of a merger or sale of all assets may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt, or other efforts to gain control of the Company.

     Amendment and Termination. The Company's Board of Directors may, at any time and from time to time, amend or terminate the Option Plan as and in any manner it deems appropriate; provided, however, that the Company must obtain shareholder approval of the following amendments to the Option Plan: (i) any increase in the number of shares reserved for issuance thereunder, other than in connection with an adjustment pursuant to changes in capitalization of the Company, dissolution or liquidation of the Company, or a merger, sale of substantially all assets or a change in control of the Company, or (ii) any change in the designation of the class of persons eligible to be granted options thereunder. In addition, the Company must obtain shareholder approval of any amendment to the Option Plan in such a manner and to the extent necessary to comply with applicable laws and regulations.

     As of June 30, 1999, options to purchase an aggregate of 1,905,715 shares, having a weighted average exercise price of $0.20 to $9.125 per share and expiring from January 20, 2000 to July 22, 2006, were outstanding under the Option Plan, and 143,155 shares remained available for future grant thereunder. The market value of the Common Stock underlying the options issued under the Option Plan at June 30, 1999 was $9,290,361 based on a fair market value of $4.875 per share.

     New Plan Benefits. The following table represents options granted from the Option Plan for the twelve months ended December 31, 1998 and the six months ended June 30, 1999:

                                                     Option Grants in Last      Value of Option Grants
                                                          Fiscal Year
------------------------------------------------------------------------------------------------------------
Scott K. Ginsburg                                               0                     $        0
------------------------------------------------------------------------------------------------------------
Henry W. Donaldson                                        350,000                     $1,156,250
------------------------------------------------------------------------------------------------------------
Paul W. Emery, II                                         112,214                     $  308,589
------------------------------------------------------------------------------------------------------------
Ernest V. Labbe                                           112,214                     $  308,589
                                                        ---------                     ----------
------------------------------------------------------------------------------------------------------------
Current Executive Officers, as a group                    574,428                     $1,773,428
------------------------------------------------------------------------------------------------------------
Non-Employee Directors                                         -                              -
------------------------------------------------------------------------------------------------------------
Non-officer Employees, as a group                         487,750                     $1,513,188
                                                        ---------                     ----------
------------------------------------------------------------------------------------------------------------
Total                                                   1,062,178                     $3,286,616
------------------------------------------------------------------------------------------------------------


     Under the Option Plan, the following Named Officers have been granted options exercisable into shares of Common Stock: Mr. Donaldson: 792,500; Mr.
Emery:  162,214; Mr. Howard:  150,000; and Mr. Labbe:  112,214.  Mr. Ginsburg
has not been granted any shares out of the Option Plan.   All current executive
officers, as a group, have been granted options exercisable into 1,216,928 shares of Common Stock. Non-employee directors, as a group, have not been granted any shares from the Option Plan. All employees, other than executive officers, as a group, have been granted options exercisable into 3,232,250 shares of Common Stock.

     Federal Income Tax Information. Options granted under the Option Plan maybe either "incentive stock options," as defined in Section 422 of the Internal Revenue Code, or nonstatutory stock options. An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise of an option granted under the Option Plan may subject the option holder to the alternative minimum tax. Any gain or loss realized by a former option holder upon the sale or exchange of the shares purchased by exercising an incentive stock option granted under the Option Plan more than two years after the grant of such option and one year after the exercise of such option will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the former option holder will recognize ordinary income at the time of sale or exchange of such shares equal to the difference between the exercise price of the option exercised to acquire such shares, and the lower of (i) the fair market value of such shares at the date of the exercise of such option, and (ii) the sale price of such shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the former option holder is also an officer, director or 10% shareholder of the Company. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the former option holder. Any gain recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain, depending on the holding period.

     All options that do not qualify as "incentive stock options" under the Internal Revenue Code are referred to as nonstatutory stock options. An optionee will not recognize any taxable income at the time he is granted a nonstatutory stock option. However, upon the exercise of such option, the option holder thereof will recognize taxable income generally measured as the excess of the then fair market value of the shares purchased over the purchase price therefor. Any taxable income recognized in connection with the exercise of a nonstatutory stock option by an option holder who is also an employee of the Company will be subject to tax withholding by the Company. Upon resale of such shares by such option holder, any difference between the sale price and the option holder's purchase price therefor, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period. The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the option holder with respect to shares acquired upon exercise of a nonstatutory stock option.

     The foregoing is only a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the Option Plan and does not purport to be complete. Reference should be made to the applicable provisions of the Internal Revenue Code for a more complete explanation of the tax treatment of the grant and exercise of options under the Option Plan. In addition, this summary does not discuss the tax consequences of an option holder's death, or the income tax laws of any municipality, state or foreign country in which an option holder may reside.

Recommendation of the Board of Directors

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE 1992 STOCK OPTION PLAN.

                                 PROPOSAL NO. 4
                                 --------------

                                AMENDMENT TO THE
                           1995 DIRECTOR OPTION PLAN

     The Digital General Systems, Inc. 1995 Director Option Plan (the "Director Option Plan") was created in order to assist the Company in the recruitment, retention and motivation of non-employee directors who are experienced, highly qualified and in a position to make material contributions to the Company's success. The Company established the Director Option Plan to provide for the automatic grant of non-statutory stock options to non-employee members of the Board of Directors of the Company (the "Board"). The Company believes that stock options are critical in attracting and retaining non-employee directors. The shareholders are being asked to vote on a proposal to approve an amendment to the Director Option Plan to increase the share reserve, to modify the option grants to be made periodically to the non-employee directors and to expand the Board's authority to amend the Director Option Plan.

     The Director Option Plan was originally adopted by the Board and approved by the shareholders in September 1995. The Board amended the Director Option Plan on January 23, 1997 to increase the share reserve from 75,000 to 100,000 shares of Common Stock. The shareholders approved the amendment on April 11, 1997. The Board amended the Director Option Plan on February 9, 1999 to increase the share reserve, subject to shareholder approval, from 100,000 to 300,000 shares of Common Stock.

     The principal terms and provisions of the Director Option Plan are summarized below. The summary, however, is not intended to be a complete description of all the terms of the Director Option Plan. A copy of the Director Option Plan will be furnished by the Company to any shareholder upon written request to the Corporate Secretary at the executive offices in San Francisco, California.

     Administration; Eligibility. The Director Option Plan is self-administering. The persons eligible to receive option grants under the Director Option Plan are the non-employee Board members. As of June 30, 1999, five (5) persons were eligible to participate in the Director Option Plan.

     Securities Subject to Director Option Plan. The maximum number of shares of Common Stock currently reserved for issuance over the term of the Director Option Plan is 100,000 shares. Should an option expire or terminate for any reason prior to exercise in full, the shares subject to the portion of the option not so exercised will be available for subsequent option grants under the Director Option Plan.

     Automatic Option Grant Program. Under the Director Option Plan, non-employee Board members will receive option grants at specified intervals over their period of Board service. These special grants may be summarized as follows:

     1. Each individual who first becomes a non-employee Board member after September 1995, whether through election by the shareholders or appointment by the Board, will automatically be granted, at the time of such initial election or appointment, a nonstatutory stock option to purchase 10,000 shares of Common Stock (the "First Option"). No First Option will be granted to a non-employee Director who was, immediately prior, an employee Director.

     2. Each non-employee director who has been granted a First Option, shall automatically be granted, on the anniversary date of the First Option, an additional grant of a nonstatutory stock option under the Option Plan to purchase 2,500 shares of Common Stock provided he or she is still in service as a director (the "Subsequent Option").

     Price. The option price per share will be equal to the fair market value per share of Common Stock on the automatic grant date and each option is to have a maximum term of ten years from the grant date. The exercise price may be paid in cash, by check, in shares of Common Stock held for more than 6 months or any other method specified by the Company.

     Exercisability. Each First Option shall become exercisable in 36 equal monthly installments from the date of grant provided the Optionee continues to serve as a Board member on such dates. The Subsequent Option shall become exercisable in 12 equal monthly installments commencing on the first day of the month following the second anniversary of its date of grant.

     Termination of Service. The option will remain exercisable for a 3-month period following the optionee's termination of service as a Board member for any reason. The option will remain exercisable for a 12 month period following the optionee's termination of service as a result of total and permanent disability. The option may be exercised following the Board member's death while holding the option by the personal representatives of the optionee's estate or the person to whom the grant is transferred by the optionee's will or the laws of inheritance within the 12-month period following optionee's death. In no event, however, may the option be exercised after the expiration date of the option term.
During the applicable exercise period, the option may not be exercised for more than the number of shares (if any) for which it is exercisable at the time of the optionee's cessation of Board service.

     Shareholder Rights. No optionee is to have any shareholder rights with respect to the option shares until the optionee has exercised the option, paid the exercise price and become a holder of record of the shares. Options are not assignable or transferable other than by will or the laws of descent and distribution, and during the optionee's lifetime, the option may be exercised only by the optionee.

     Acceleration of Options. In the event of a merger of the Company with or into another corporation or the sale of substantially all of the assets of the Company, outstanding options under the Director Option Plan may be assumed or equivalent options may be substituted by the successor corporation or parent or subsidiary thereof. If an option is assumed or substituted for, the option or equivalent option shall continue to be exercisable as provided in the Director Option Plan for so long as the optionee serves as a director or a director of the successor corporation. If the successor corporation does not assume an outstanding option or substitute for it an equivalent option, the option shall become fully vested and exercisable, including as to shares for which it would not otherwise be exercisable for a period of 30 days from the date the optionee is notified by the Board of Directors of the acceleration of the option.

     The acceleration of options in the event of a merger or sale of all assets may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt, or other efforts to gain control of the Company.

     Valuation. For purposes of establishing the option price and for all other valuation purposes under the Director Option Plan, the fair market value of a share of Common Stock on any relevant date will be the closing price per share of Common Stock on that date, as such price is reported on the Nasdaq National Market, or, if that date is not a trading day, on the next trading day immediately following such date. The closing price of the Common Stock on June 30, 1999 was $4.875 per share.

     Changes in Capitalization. In the event any change is made to the Common Stock issuable under the Director Option Plan by reason of any stock split, stock dividend, combination of shares, exchange of shares, or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the Director Option Plan, (ii) the number and/or class of securities for which automatic option grants are to be subsequently made per director and (iii) the number and/or class of securities and the exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder.

     Each outstanding option which is assumed in connection with a Change in Control will be appropriately adjusted to apply and pertain to the number and class of securities which would otherwise have been issued, in consummation of such Change in Control, to the option holder had the option been exercised immediately prior to the Change in Control. Appropriate adjustments will also be made to the option price payable per share and to the class and number of securities available for future issuance under the Director Option Plan on both an aggregate and a per-participant basis.

     Director Option Plan Amendments. The Board may amend or modify the Director Option Plan in any and all respects, provided that no amendment would impair the rights of any optionee without his or her consent. The approval of the Company's shareholders will be obtained to the extent required by applicable law or deemed advisable by the Board.

     Unless sooner terminated by the Board, the Director Option Plan will in all events terminate September, 2005. Any options outstanding at the time of such termination will remain in force in accordance with the provisions of the instruments evidencing such grants.


Recommendation of the Board of Directors

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE 1995 DIRECTOR OPTION PLAN.

                                 PROPOSAL NO. 5
                                 --------------

         RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Company is asking the shareholders to ratify the appointment of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending December 31, 1999. The affirmative vote of the holders of a majority of shares present or represented by proxy and voting at the Annual Meeting will be required to ratify the appointment of Arthur Andersen LLP.

     In the event the shareholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the appointment is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors feels that such a change would be in the Company's and its shareholders' best interests.

     Arthur Andersen LLP has audited the Company's financial statements since 1991. Its representatives are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Recommendation of the Board of Directors

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF ARTHUR ANDERSEN LLP TO SERVE AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company's Articles of Incorporation limit the liability of directors for monetary damages to the maximum extent permitted by California law. Such limitation of liability has no effect on the availability of equitable remedies, such as injunctive relief or rescission.

     The Company's Bylaws provide that the Company will indemnify its directors and officers and may indemnify its employees and agents (other than officers and directors) against certain liabilities to the fullest extent permitted by California law. The Company is also empowered under its Bylaws to enter into indemnification agreements with its directors and officers and to purchase insurance on behalf of any person whom it is required or permitted to indemnify. The Company has entered into indemnification agreements with each of its current directors and officers, which provide for indemnification of, and advancement of expenses to, such persons to the greatest extent permitted by California law, including by reason of action or inaction occurring in the past and circumstances in which indemnification and advancement of expenses are discretionary under California law.

     Effective August 12, 1998, all 4,950,495 outstanding shares of the Company's Series A Convertible Preferred Stock, including shares held by entities affiliated with Integral Capital Partners, Pequot Capital Management, Inc., and Technology Crossover Ventures, were converted to Common Stock pursuant to the terms of that certain Series A Preferred Stock Conversion Agreement.
Each holder of shares of the Company's Series A Convertible Preferred Stock received 1.1 shares of Common Stock for each share of Series A Convertible Preferred Stock. The Board of Directors deemed this action necessary and appropriate in order to assure conversion by these shareholders, who held certain preferred stock rights which could have delayed the closing of the August 1998 private placement transaction discussed above.

     On December 9, 1998, the Company issued 3,843,212 shares of Common Stock to certain existing institutional and closely associated investors, 2,920,134 of which were issued to an entity affiliated with Scott K. Ginsburg, the Company's current Chairman of the Board and former Chief Executive Officer, pursuant to the terms of that certain Common Stock Subscription Agreement, dated September 29, 1998, at a price per share of $2.7396, and 923,078 shares were issued to entities affiliated with Integral Capital Partners, London Merchant Securities plc, and Pequot Capital Management, Inc. pursuant to that certain Common Stock and Warrant Subscription Agreement, dated December 9, 1998, at a price per share of $3.25. The gross proceeds to the Company from the issuance of these additional shares were approximately $11 million. In addition, the Company issued warrants to purchase an aggregate of 1,921,607 shares of the Company's Common Stock to such investors at an exercise price of $3.25 in connection with the private placements of Common Stock. The warrants are not exercisable for a minimum of one year and, thereafter, their exercisability is based on the performance of the Company's Common Stock. The warrants expire in December 2001.

     On December 9, 1998, the Company issued a warrant to purchase 1,548,460 shares of the Company's Common Stock at an exercise price of $3.25 to an entity affiliated with Mr. Ginsburg in connection with Mr. Ginsburg's appointment as the Company's Chairman of the Board and Chief Executive Officer. The warrant is not exercisable for a minimum of one year and, thereafter, its exercisability is based on the performance of the Company's Common Stock and Mr. Ginsburg's continued service to the Company. The warrant expires in December 2003.

     On August 14, 1998, the Company issued 4,589,287 shares of Common Stock to certain existing institutional and closely associated investors, including Scott
K. Ginsburg and entities affiliated with Integral Capital Partners, London Merchant Securities plc, Pequot Capital Management, Inc., and Technology Crossover Ventures, in a private placement transaction pursuant to the terms of those certain Common Stock Subscription Agreements. These additional shares of Common Stock were issued at $2.80 per share, and the total proceeds to the Company, net of issuance costs, was approximately $12.7 million.

     On January 21, 1998, the Board of Directors unanimously adopted resolutions declaring it advisable and in the best interests of the Company and its shareholders to issue and sell an aggregate of 50,000 shares of the Company's Common Stock to Paul W. Emery, II, the Company's Chief Financial Officer at that time, for a per share purchase price equal to the closing price of the Company's Common Stock on the Nasdaq National Market (i.e., $3.8750) on such date. In connection therewith, the Board of Directors also adopted resolutions declaring it advisable and in the best interests of the Company and its shareholders to cause the Company to loan Mr. Emery an amount equal to the aggregate purchase price for such shares solely for purposes of enabling Mr. Emery to purchase such shares from the Company. The shares of the Company's Common Stock issued and sold to Mr. Emery are restricted securities insofar as the Company will retain the right to repurchase the "unvested" portion of such shares at the original purchase price therefor in the event that Mr. Emery leaves the employ of the Company for any reason prior to the time at which such shares are fully vested. One quarter of such shares are to be released from the Company's right of repurchase (i.e., to vest) on the first anniversary of the date of Board approval, and an additional 1/48th of such shares are to vest each full month thereafter until all such shares are fully vested. Mr. Emery entered into a Restricted Stock Purchase Agreement with the Company on December 9, 1998 and delivered his full recourse promissory note in the amount of $193,750 in full payment of the shares. The largest aggregate indebtedness during the fiscal year and the amount outstanding on December 31, 1998 was $193,750.

     From March 18, 1994 to March 14, 1995, Henry W. Donaldson, the Company's President and Chief Operating Officer, entered into four Restricted Stock Purchase Agreements with the Company for the purchase of an aggregate of 487,500 shares of the Company's Common Stock. In connection with this purchase of the Company's Common Stock, Mr. Donaldson delivered four full recourse promissory notes in the aggregate principal amount of $175,000 in full payment of the shares. The promissory notes bear interest at various annual interest rates ranging from 5% to 7.75% and become due and payable at various dates from March 15, 1999 to March 14, 2000. The largest aggregate indebtedness during the fiscal year and the amount outstanding on December 31, 1998 was $216,173.

     See "Employment Contracts and Change in Control Arrangements."


            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The members of the Board of Directors, the executive officers of the Company and persons who hold more than 10% of the Company's outstanding Common Stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, which require them to file reports with respect to their ownership of the Company's Common Stock and their transactions in such Common Stock. Based upon (i) the copies of Section 16(a) reports that the Company received from such persons for their 1998 fiscal year transactions in the Common Stock and their Common Stock holdings and (ii) the written representations received from one or more of such persons that no annual Form 5 reports were required to be filed by them for the 1998 fiscal year, the Company believes that all reporting requirements under Section 16(a) for such fiscal year were met in a timely manner by its executive officers, Board members and greater than ten-percent shareholders, except that Kevin R. Compton, formerly a director of the Company, filed a Form 5 late.

                                   FORM 10-K

     THE COMPANY WILL MAIL WITHOUT CHARGE, A COPY OF THE COMPANY'S FORM 10-K REPORT FOR FISCAL YEAR 1998, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULE AND LIST OF EXHIBITS. REQUESTS SHOULD BE SENT TO DIGITAL GENERATION SYSTEMS, INC., 875 BATTERY STREET, SAN FRANCISCO, CALIFORNIA 94111, ATTN: ALINA SANDOVAL.


                 SHAREHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

     Proposals of shareholders intended to be presented at the 2000 Annual Meeting of Shareholders of the Company must be received by the Company at its offices at 875 Battery Street, San Francisco, California 94111, not later than __________, 2000 and satisfy the conditions established by the Securities and Exchange Commission for holder proposals to be included in the Company's proxy statement for that meeting. If a shareholder intends to submit a proposal at the Company's 2000 Annual Meeting, which is not eligible for inclusion in the proxy statement and form of proxy relating to that meeting, the shareholder must do so no later than _______, 2000. If such a shareholder fails to comply with the foregoing notice provision, the proxy holders will be allowed to use their discretionary voting authority when the proposal is raised at the 2000 Meeting.

                                 OTHER MATTERS

     The Board knows of no other matters to be presented for shareholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

                                    BY ORDER OF THE BOARD OF DIRECTORS,



                                    Omar A. Choucair
                                    Chief Financial Officer & Secretary

San Francisco, California
August   , 1999


-------------------------------------------------------------------------------
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING.
IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

THANK YOU FOR YOUR ATTENTION TO THIS MATTER. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING.
--------------------------------------------------------------------------------

                                                                       EXHIBIT A

                        CERTIFICATE OF AMENDMENT OF THE
               AMENDED AND RESTATED ARTICLES OF INCORPORATION OF
                       DIGITAL GENERATION SYSTEMS, INC.,
                            a California Corporation

          The undersigned, Matthew L. Devine and Omar A. Choucair, hereby certify that:

          ONE:    They are the duly elected and acting Chief Executive Officer and Secretary of said corporation.

          TWO:    Article III(A) of the Amended and Restated Articles of
Incorporation shall be amended to read as herein set forth in full:

          "Classes of Stock.  The Company is authorized to issue 115,000,000
           ----------------
shares of its capital stock, which are divided into two classes designated "Common Stock" and "Preferred Stock," respectively. The Company is authorized to issue 100,000,000 shares of Common Stock and 15,000,000 shares of Preferred Stock."

          THREE:    That the aforesaid amendment has been approved by the Board of Directors of said corporation.

          FOUR:    The aforesaid amendment has been approved by the holders of the requisite number of shares of said corporation in accordance with Sections 902 and 903 of the California General Corporation Law; the total number of outstanding shares of each class entitled to vote with respect to the foregoing amendment was __________ shares of Common Stock. The number of shares voting in favor of the foregoing amendment equaled or exceeded the vote required, such required vote being a majority of the outstanding shares of Common Stock.

          I further declare under penalty of perjury under the laws of the state of California that the matters set forth in this Certificate of Amendment of the Amended and Restated Articles of Incorporation are true and correct to my
knowledge.   Executed at San Francisco, California, on August  __, 1999.


                                 -------------------------------------
                                 Matthew E. Devine
                                 Chief Executive Officer



                                 -------------------------------------
                                 Omar A. Choucair
                                 Chief Financial Officer and Secretary

                                                                       EXHIBIT B

                       DIGITAL GENERATION SYSTEMS, INC.

                            1992 STOCK OPTION PLAN

                         (AS AMENDED JANUARY 23, 1997)

     1.   Purposes of the Plan. The purposes of this Stock Option Plan are to
          --------------------
attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Employees and Consultants of the Company and to promote the success of the Company's business.

          Options granted hereunder may be either Incentive Stock Options or Nonstatutory Stock Options, at the discretion of the Board and as reflected in the terms of the written option agreement.

     2.   Definitions. As used herein, the following definitions shall apply:
          -----------

          (a)  "Board" shall mean the Committee, if one has been appointed, or
                -----
the Board of Directors of the Company, if no Committee is appointed.

          (b)  "Code" shall mean the Internal Revenue Code of 1986, as amended.
               ------

          (c)  "Committee" shall mean the Committee appointed by the Board of
                ---------
Directors in accordance with paragraph (a) of Section 4 of the Plan, if one is appointed.

          (d)  "Common Stock" shall mean the Common Stock of the Company.
                ------------

          (e)  "Company" shall mean Digital Generation Systems, Inc., a
                -------
California corporation.

          (f)  "Consultant" shall mean any person who is engaged by the Company
                ----------
or any Parent or Subsidiary to render consulting services and is compensated for such consulting services, and any director of the Company whether compensated for such services or not.

          (g)  "Continuous Status as an Employee or Consultant" shall mean the
                ----------------------------------------------
absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Board; provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

          (h)  "Employee" shall mean any person, including officers and
                --------
directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

          (i)  "Executive Officer" shall mean an officer of the Company at or
                -----------------
above the level of vice president.

          (j)  "Incentive Stock Option" shall mean an Option intended to qualify
                ----------------------
as an incentive stock option within the meaning of Section 422A of the Code.

          (k)  "Nonstatutory Stock Option" shall mean an Option not intended to
                -------------------------
qualify as an Incentive Stock Option.

          (1)  "Option" shall mean a stock option granted pursuant to the Plan.
                ------

          (m)  "Optioned Stock" shall mean the Common Stock subject to an
                --------------
Option.

          (n)  "Optionee" shall mean an Employee or Consultant who receives an
                --------
Option.

          (o)  "Parent" shall mean a "parent corporation", whether now or
                ------
hereafter existing, as defined in Section 424(e) of the Code.

          (p)  "Plan" shall mean this 1992 Stock Option Plan.
                ----

          (q)  "Share" shall mean a share of the Common Stock, as adjusted in
                -----
accordance with Section 11 of the Plan.

          (r)  "Subsidiary" shall mean a "subsidiary corporation", whether now
                ----------
or hereafter existing, as defined in Section 424(f) of the Code.

     3.   Stock Subject to the Plan. Subject to the provisions of Section 11 of
          -------------------------
the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is 2,450,000 shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

          If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. Notwithstanding any other provision of the Plan, shares issued under the Plan and later repurchased by the Company shall not become available for future grant or sale under the Plan.

     4.   Administration of the Plan.
          --------------------------

          (a)  Procedure.
               ---------

               (i)    Multiple Administrative Bodies. The Plan may be
                      ------------------------------
administered by different Committees with respect to different groups of Employees and Consultants.

               (ii)   Section 162(m). To the extent that the Board determines it
                      --------------
to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

               (iii)  Rule 16b-3. To the extent desirable to qualify
                      ----------
transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

               (iv)   Other Administration. Other than as provided above, the
                      --------------------
Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy applicable laws.

          (b)  Powers of the Board. Subject to the provisions of the Plan, the
               -------------------
Board shall have the authority, in its discretion: (i) to grant Incentive Stock Options or Nonstatutory Stock Options; (ii) to determine, upon review of relevant information, the fair market value of the Common Stock; (iii) to determine the exercise price per share of Options to be granted, which exercise price shall be determined in accordance with Section 8 of the Plan; (iv) to determine the Employees or Consultants to whom, and the time or times at which, Options shall be granted and the number of shares to be represented by each Option; (v) to interpret the Plan; (vi) to prescribe, amend and rescind rules and regulations relating to the Plan; (vii) to determine the terms and provisions of each Option granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option; (viii) to accelerate or defer (with the consent of the Optionee) the exercise date of any Option, consistent with the provisions of Section 5 of the Plan; (ix) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Board; (x) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted; (xi) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Board may deem necessary or advisable; and (xii) to make all other determinations deemed necessary or advisable for the administration of the Plan.

          (c)  Effect of Board's Decision. All decisions, determinations and
               --------------------------
interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

     5.   Eligibility: Limitations.
          ------------------------

          (a) Nonstatutory Stock Options may be granted only to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or

Consultant who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options.

          (b) No Incentive Stock Option may be granted to an Employee which, when aggregated with all other incentive stock options granted to such Employee by the Company or any Parent or Subsidiary, would result in Shares having an aggregate fair market value (determined for each Share as of the date of grant of the Option covering such Share) in excess of $100,000 becoming first available for purchase upon exercise of one or more incentive stock options during any calendar year.

          (c) Section 5(b) of the Plan shall apply only to an Incentive Stock Option evidenced by an "Incentive Stock Option Agreement" which sets forth the intention of the Company and the Optionee that such Option shall qualify as an incentive stock option. Section 5(b) of the Plan shall not apply to any Option evidenced by a "Nonstatutory Stock Option Agreement" which sets forth the intention of the Company and the Optionee that such Option shall be a Nonstatutory Stock Option.

          (d) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment or consulting relationship at any time, with or without cause.

          (e)  The following limitations shall apply to grants of Options:

               (i) No Employee or Consultant shall be granted, in any fiscal year of the Company, Options to purchase more than 250,000 Shares.

               (ii) In connection with his or her initial service, an Employee or Consultant may be granted Options to purchase up to an additional 500,000 Shares which shall not count against the limit set forth in subsection (i) above.

               (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 11(a).

               (iv) If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 11(a)), the cancelled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

     6.   Term of Plan. The Plan shall become effective upon the earlier to
          ------------
occur of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in Section 17 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under
Section 13 of the Plan.

     7.   Term of Option. The term of each Incentive Stock Option shall be ten
          --------------
(10) years from the date of grant thereof or such shorter term as may be provided in the Incentive Stock Option Agreement. The term of each Nonstatutory Stock Option shall be ten (10) years and one (1) day from the date of grant thereof or such shorter term as may be provided in the Nonstatutory Stock Option Agreement. However, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, (a) if the Option is an Incentive Stock Option, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Incentive Stock Option Agreement, or (b) if the Option is a Nonstatutory Stock Option, the term of the Option shall be five (5) years and one (1) day from the date of grant thereof or such shorter term as may be provided in the Nonstatutory Stock Option Agreement.

     8.   Exercise Price and Consideration.
          --------------------------------

          (a) The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

               (i)    In the case of an Incentive Stock Option

                      (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value (as defined in Section 8(b)) per Share on the date of grant.

                      (B) granted to any Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value (as defined in Section 8(b)) per Share on the date of grant.

               (ii)   In the case of a Nonstatutory Stock Option

                      (A) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Board. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value (as defined in Section 8(b)) per Share on the date of grant.

                      (B) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value (as defined in Section 8(b)) per Share on the date of grant pursuant to a merger or other corporate transaction.

          (b) The fair market value of the Common Stock (the "Fair Market Value") shall be determined by the Board as follows:

               (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable;

               (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

               (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

          (c)  Form of Consideration. The Board shall determine the acceptable
               ---------------------
form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Board shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

               (i)    cash;

               (ii)   check;

               (iii)  promissory note;

               (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

               (v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

               (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

               (vii)  any combination of the foregoing methods of payment; or

               (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by applicable laws.

     9.   Exercise of Option.
          ------------------

          (a)  Procedure for Exercise; Rights as a Shareholder. Any Option
               -----------------------------------------------
granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

               An Option may not be exercised for a fraction of a Share.

               An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 11 of the Plan.

               Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b)  Termination of Status as an Employee or Consultant. In the event
               --------------------------------------------------
of termination of an Optionee's Continuous Status as an Employee or Consultant (as the case may be), such Optionee may, but only within thirty (30) days (or such other period of time, not exceeding three (3) months in the case of an Incentive Stock Option or six (6) months in the case of a Nonstatutory Stock Option, as is determined by the Board, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) after the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his Option to the extent that he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of such termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

          (c)  Disability of Optionee. Notwithstanding the provisions of Section
               ----------------------
9(b) above, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), he may, but only within six (6) months (or such other period of time not exceeding twelve (12) months as is determined by the Board, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) from the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his Option to the extent he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

          (d)  Death of Optionee. In the event of the death of an Optionee:
               -----------------

               (i) during the term of the Option who is at the time of his death an Employee or Consultant of the Company and who shall have been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as an Employee or Consultant six (6) months after the date of death, subject to the limitation set forth in Section 5(b); or

               (ii) within thirty (30) days (or such other period of time not exceeding three (3) months as is determined by the Board, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) after the termination of Continuous Status as an Employee or Consultant, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

     10.  Non-Transferability of Options. Unless determined otherwise by the
          ------------------------------
Board, an Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the life time of the Optionee, only by the Optionee. If the Board makes an Option transferable, such Option shall contain such additional terms and conditions as the Board deems appropriate.

     11.  Adjustments Upon Changes in Capitalization Dissolution, Liquidation,
          --------------------------------------------------------------------
Merger, Asset Sale or Change in Control.
---------------------------------------

          (a)  Changes in Capitalization. Subject to any required action by the
               -------------------------
shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

          (b)  Dissolution or Liquidation. In the event of the proposed
               --------------------------
dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent an Option has not been previously exercised, such Option shall terminate prior to consummation of such proposed dissolution or liquidation.

          (c)  Merger or Asset Sale. Subject to the provisions of Section 11(d)
               --------------------
hereof, in the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Board shall notify the Optionee that the Option shall be exercisable to the extent that the Optionee is otherwise entitled to exercise the Option for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Board may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

          (d)  Change in Control. In the event of a "Change in Control" of the
               -----------------
Company, as defined in Subsection (e) below, then the following provisions shall apply:

               (i) For each Optionee who is an Executive Officer and has any Option outstanding on the date of such Change in Control which is not yet fully exercisable and fully vested as of the date of such Change in Control, such Option shall become exercisable and vested on the date of such Change in Control with respect to fifty percent (50%) of the Shares covered by such Option which are not exercisable or vested on the date of such Change in Control without reference to this subsection (an "Outstanding Option");

               (ii) Each Outstanding Option held by an Executive Officer which is vested and exercisable on the date of such Change in Control shall be assumed by the successor corporation (if any) or by a Parent or Subsidiary of the successor corporation (if any);

               (iii) Each Outstanding Option held by an Executive Officer which is vested and exercisable on the date of such Change in Control shall remain exercisable by the Optionee for a period of at least fifteen (15) days from the date of the Change in Control;

               (iv) Each Optionee who is an Executive Officer with an Outstanding Option which is vested and exercisable on the date of such Change in Control shall be provided with written notice of the period of exercisability provided for in subsection (d)(iii) above promptly after the date of the Change in Control by the Company or by the entity surviving after the Change in Control.

          (e)  Definition of "Change in Control". For purposes of this Section
               ---------------------------------
11, a "Change in Control" means the happening of any of the following:

               (i) when any "person" or "group" of persons, as such terms are used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, a Subsidiary or a Company employee benefit plan, including any trustee of such plan acting as trustee) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities entitled to vote generally in the election of directors; provided that "person" shall not include any person (or
                       --------
any person acting as a group) which, as of the date of the adoption of this 1992 Stock Option Plan, is the "beneficial owner" of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company's outstanding securities entitled to vote generally in the election of directors; or

               (ii) a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

               (iv) a change in the composition of the Board of Directors of the Company, during any twenty-four month period, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" shall mean directors who either (A) are directors of the Company as of the date the Plan is approved by the shareholders, or (B) are elected, or nominated for election, to the Board of Directors of the Company with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual not otherwise an Incumbent Director whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company).

     12.  Time of Granting Options. The date of grant of an Option shall, for
          ------------------------
all purposes, be the date on which the Board makes the determination granting such Option. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

     13.  Amendment and Termination of the Plan.
          -------------------------------------

          (a)  Amendment and Termination. The Board may amend or terminate the
               -------------------------
Plan from time to time in such respects as the Board may deem advisable; provided that, the following revisions or amendments shall require approval of the shareholders of the Company in the manner described in Section 17 of the
Plan:

               (i) any increase in the number of Shares subject to the Plan, other than in connection with an adjustment under Section 11 of the Plan;

               (ii) any change in the designation of the class of persons eligible to be granted Options; or

          (b)  Shareholder Approval. If any amendment requiring shareholder
               --------------------
approval under Section 13(a) of the Plan is made subsequent to the first registration of any class of equity securities by the Company under Section 12 of the Exchange Act, such shareholder approval shall be solicited as described in Section 17 of the Plan.

          (c)  Effect of Amendment or Termination. Any such amendment or
               ----------------------------------
termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

     14.  Conditions Upon Issuance of Shares. Shares shall not be issued
          ----------------------------------
pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     15.  Reservation of Shares. The Company, during the term of this Plan, will
          ---------------------
at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

          The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     16.  Option Agreement. Options shall be evidenced by written option
          ----------------
agreements in such form as the Board shall approve.

     17.  Shareholder Approval.
          --------------------

          (a) Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted.

          (b) If and in the event that the Company registers any class of equity securities pursuant to Section 12 of the Exchange Act, any required approval of the shareholders of the Company obtained after such registration shall be solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

          (c) If any required approval by the shareholders of the Plan itself or of any amendment thereto is solicited at any time otherwise than in the manner described in Section 17(b) hereof, then the Company shall, at or prior to the first annual meeting of shareholders held subsequent to the later of (1) the first registration of any class of equity securities of the Company under
Section 12 of the Exchange Act or (2) the granting of an Option hereunder to an officer or director after such registration, do the following:

               (i) furnish in writing to the holders entitled to vote for the Plan substantially the same information which would be required (if proxies to be voted with respect to approval or disapproval of the Plan or amendment were then being solicited) by the rules and regulations in effect under Section 14(a) of the Exchange Act at the time such information is furnished; and

               (ii) file with, or mail for filing to, the Securities and Exchange Commission four copies of the written information referred to in subsection (i) hereof not later than the date on which such information is first sent or given to shareholders.

     18.  Information to Optionees. The Company shall provide to each Optionee,
          ------------------------
during the period for which such Optionee has one or more Options outstanding, copies of all annual reports and other information which are provided to all shareholders of the Company. The Company shall not be required to provide such information if the issuance of Options under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.

                                                                       EXHIBIT C

                       DIGITAL GENERATION SYSTEMS, INC.

                           1995 DIRECTOR OPTION PLAN

                         (AS AMENDED JANUARY 23, 1997)

     1.   Purposes of the Plan. The purposes of this 1995 Director Option Plan
          --------------------
are to attract and retain the best available personnel for service as Outside Directors (as defined herein) of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

          All options granted hereunder shall be nonstatutory stock options.

     2.   Definitions. As used herein, the following definitions shall apply:
          -----------

          (a)  "Board" means the Board of Directors of the Company.
                -----

          (b)  "Code" means the Internal Revenue Code of 1986, as amended.
                ----

          (c)  "Common Stock" means the Common Stock of the Company.
                ------------

          (d)  "Company" means Digital Generation Systems, Inc., a California
                -------
corporation.

          (e)  "Continuous Status as a Director" means the absence of any
                -------------------------------
interruption or termination of service as a Director.

          (f)  "Director" means a member of the Board.
                --------

          (g)  "Employee" means any person, including officers and Directors,
                --------
employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

          (h)  "Exchange Act" means the Securities Exchange Act of 1934, as
                ------------
amended.

          (i)  "Fair Market Value" means, as of any date, the value of Common
                -----------------
Stock determined as follows:

               (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable;

               (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

               (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

          (j)  "Option" means a stock option granted pursuant to the Plan.
                ------

          (k)  "Optioned Stock" means the Common Stock subject to an Option.
                --------------

          (1)  "Optionee" means an Outside Director who receives an Option.
                --------

          (m)  "Outside Director" means a Director who is neither (i) an
                ----------------
Employee, nor (ii) an affiliate of an institutional investor in the Company, provided that, upon the date of the first annual meeting of shareholders following an initial public offering, this subpart (ii) shall no longer be applicable.

          (n)  "Parent" means a "parent corporation," whether now or hereafter
                ------
existing, as defined in Section 424(e) of the Code.

          (o)  "Plan" means this 1995 Director Option Plan.
                ----

          (p)  "Share" means a share of the Common Stock, as adjusted in
                -----
accordance with Section 10 of the Plan.

          (q)  "Subsidiary" means a "subsidiary corporation," whether now or
                ----------
hereafter existing, as defined in Section 424(f) of the Internal Revenue Code of 1986.

     3.   Stock Subject to the Plan. Subject to the provisions of Section 10 of
          -------------------------
the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 100,000 Shares of Common Stock (the "Pool"). The Shares may be authorized, but unissued, or reacquired Common Stock.

          If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under
             --------
the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.

     4.   Administration and Grants of Options under the Plan.
          ---------------------------------------------------

          (a)  Procedure for Grants. All grants of Options to Outside Directors
               --------------------
under this Plan shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

               (i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

               (ii) Each Outside Director shall be automatically granted an Option to purchase 10,000 Shares (the "First Option") on the date on which the later of the following events occurs: (A) the effective date of this Plan, as determined in accordance with Section 6 hereof, or (B) the date on which such person first becomes an Outside Director, whether through election by the shareholders of the Company or appointment by the Board to fill a vacancy; provided, however, that no First Option shall be granted to an Outside Director who, immediately prior to becoming an Outside Director, was a Director.

               (iii) After the First Option has been granted to an Outside Director, such Outside Director shall thereafter be automatically granted an Option to purchase 2,500 Shares (a "Subsequent Option") on the anniversary date of the First Option.

               (iv)   Notwithstanding the provisions of subsections (ii) and
(iii) hereof, any exercise of an Option made before the Company has obtained shareholder approval of the Plan in accordance with Section 16 hereof shall be conditioned upon obtaining such shareholder approval of the Plan in accordance with Section 16 hereof.

               (v) The terms of a First Option granted hereunder shall be as follows:

                      (A)  the term of the First Option shall be ten (10) years.

                      (B) the options granted thereunder shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Section 8 hereof.

                      (C) the exercise price per Share shall be the fair market value per Share on the date of grant. In the event that the date of grant is not a trading day, the exercise price per Share shall be the Fair Market Value on the next trading day immediately following the date of grant, or, in the event there is no trading market for the Shares at the date of grant, at the Fair Market Value of such Shares as determined by the Board of Directors.

                      (D) the First Option shall become exercisable as to 1/36th of the Shares on the first day of each month following the grant date, provided that the Optionee continues to serve as a Director on such dates.

               (vi) The terms of a Subsequent Option granted hereunder shall be as follows:

                      (A) the term of the Subsequent Option shall be ten (10) years.

                      (B) the Subsequent Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in
Section 8 hereof.

                      (C) the exercise price per Share shall be the fair market value per Share on the date of grant. In the event that the date of grant is not a trading day, the exercise price per Share shall be the Fair Market Value on the next trading day immediately following the date of grant or, in the event there is no trading market for the Shares at the date of grant, at the Fair Market Value of such Shares as determined by the Board of Directors.

                      (D) the Subsequent Option shall become exercisable as to 1/12th of the Shares subject to the Subsequent Option on the first day of each month following the second anniversary of its date of grant, provided that the Optionee continues to serve as a Director on such dates.

               (vii) In the event that any Option granted under the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased under Options to exceed the Pool, then the remaining Shares available for Option grant shall be granted under Options to the Outside Directors on a pro rata basis. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the Board or the shareholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

     5.   Eligibility. Options may be granted only to Outside Directors. All
          -----------
Options shall be automatically granted in accordance with the terms set forth in
Section 4 hereof. An Outside Director who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options in accordance with such provisions.

          The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his or her directorship at any time.

     6.   Term of Plan. The Plan shall become effective upon the earlier to
          ------------
occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 16 of the Plan. It shall continue in effect for a term often (10) years unless sooner terminated under Section 11 of the Plan.

     7.   Form of Consideration. The consideration to be paid for the Shares to
          ---------------------
be issued upon exercise of an Option, including the method of payment, shall consist of (i) cash, (ii) check, (iii) other shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (iv) delivery of a properly executed exercise notice together with such other documentation as the Company and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, or (v) any combination of the foregoing methods of payment.

     8.   Exercise of Option.
          ------------------

          (a)  Procedure for Exercise; Rights as a Shareholder. Any Option
               -----------------------------------------------
granted hereunder shall be exercisable at such times as are set forth in Section 4 hereof; provided, however, that no Options shall be exercisable until shareholder approval of the Plan in accordance with Section 16 hereof has been obtained.

          An Option may not be exercised for a fraction of a Share.

          An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

          Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b)  Termination of Continuous Status as a Director. In the event an
               ----------------------------------------------
Optionee's Continuous Status as a Director terminates (other than upon the Optionee's death or total and permanent disability (as defined in Section 22(e)(3) of the Code)), the Optionee may exercise his or her Option, but only within three (3) months following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of such termination, and to the extent that the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

          (c)  Disability of Optionee. In the event Optionee's Continuous Status
               ----------------------
as a Director terminates as a result of total and permanent disability (as defined in Section 22(e)(3) of the Code), the Optionee may exercise his or her Option, but only within twelve (12) months following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the

Optionee was not entitled to exercise an Option on the date of termination, or if he or she does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

          (d)  Death of Optionee. In the event of an Optionee's death, the
               -----------------
Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option, but only within twelve (12) months following the date of death, and only to the extent that the Optionee was entitled to exercise it on the date of death (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of death, and to the extent that the Optionee's estate or a person who acquired the right to exercise such Option does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

     9.  Non-Transferability of Options. Unless otherwise provided by the
         ------------------------------
Administrator, the Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Board makes an Option transferable, such Option shall contain such additional terms and conditions as the Board deems appropriate.

     10.  Adjustments Upon Changes in Capitalization, Dissolution, Merger, Asset
          ----------------------------------------------------------------------
          Sale or Change of Control.
          -------------------------

          (a)  Changes in Capitalization. Subject to any required action by the
               -------------------------
shareholders of the Company, the number of Shares covered by each outstanding Option, the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, and the number of Shares issuable pursuant to the automatic grant provisions of Section 4 hereof shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

          (b)  Dissolution or Liquidation. In the event of the proposed
               --------------------------
dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it shall terminate immediately prior to the consummation of such proposed action.

          (c)  Merger or Asset Sale. In the event of a merger of the Company
               --------------------
with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option may be assumed or an equivalent option may be substituted by the successor corporation or a

Parent or Subsidiary of the successor corporation. In the event that the successor corporation does not agree to assume the Option or to substitute an equivalent option, each outstanding Option shall become fully vested and exercisable, including as to Shares as to which it would not otherwise be exercisable. If an Option becomes fully vested and exercisable in the event of a merger or sale of assets, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the Option confers the right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares).

     11.  Amendment and Termination of the Plan.
          -------------------------------------

          (a)  Amendment and Termination. Except as set forth in Section 4, the
               -------------------------
Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent.

          (b)  Effect of Amendment or Termination. Any such amendment or
               ----------------------------------
termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

     12.  Time of Granting Options. The date of grant of an Option shall, for
          ------------------------
all purposes, be the date determined in accordance with Section 4 hereof.

     13.  Conditions Upon Issuance of Shares. Shares shall not be issued
          ----------------------------------
pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

          Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     14.  Reservation of Shares. The Company, during the term of this Plan, will
          ---------------------
at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     15.  Option Agreement. Options shall be evidenced by written option
          ----------------
agreements in such form as the Board shall approve.

     16.  Shareholder Approval. Continuance of the Plan shall be subject to
          --------------------
approval by the shareholders of the Company at or prior to the first annual meeting of shareholders held subsequent to the granting of an Option hereunder. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law.

PROXY                  DIGITAL GENERATION SYSTEMS, INC.                   PROXY
                  875 Battery Street, San Francisco, CA 94111

     This Proxy is Solicited on Behalf of the Board of Directors of Digital
                            Generation Systems, Inc.
      for the Annual Meeting of Shareholders to be held September 23, 1999


          The undersigned holder of Common Stock, no par value, of Digital Generation Systems, Inc. (the "Company") hereby appoints Matthew L. Devine and Omar A. Choucair or either of them, proxies for the undersigned, each with full power of substitution, to represent and to vote as specified in this Proxy all Common Stock of the Company that the undersigned shareholder would be entitled to vote if personally present at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Thursday, September 23, 1999 at 3:00 p.m. local time, at the La Cima Club, 5215 North O'Connor Boulevard, Suite 2600, Dallas, TX
75039 and at any adjournments or postponements of the Annual Meeting. The undersigned shareholder hereby revokes any proxy or proxies heretofore executed for such matters.

          This proxy, when properly executed, will be voted in the manner as directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS, FOR PROPOSALS 2, 3, 4, AND 5, AND IN THE DISCRETION OF THE PROXIES AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. The undersigned shareholder may revoke this proxy at any time before it is voted by delivering to the Corporate Secretary of the Company either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE DIRECTORS AND "FOR" PROPOSALS 2, 3, 4, AND 5.

          PLEASE MARK, SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED RETURN ENVELOPE. If you receive more than one proxy card, please sign and return ALL cards in the enclosed envelope.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

--------------------------------------------------------------------------------

                                   (Reverse)
                        DIGITAL GENERATION SYSTEMS, INC.
[x]  Please mark votes
     as in this example

1.  To elect the following           4.  To approve the amendment to           FOR  AGAINST  ABSTAIN
    directors to serve for a term        the Company's 1995 Director Option    [ ]    [ ]      [ ]
    ending upon the 2000 Annual          Plan, including an increase to the
    Meeting of Shareholders or until     number of shares available as set
    their successors are elected and     forth in the accompanying Proxy
    qualified:                           Statement.

Nominees:  Scott K. Ginsburg,
 Matthew E. Devine, Henry W.
 Donaldson, Lawrence D. Lenihan,
 Jr., Michael  G. Linnert and
 David M. Kantor

 FOR  WITHHELD  For all nominees,    5.  To ratify the appointment of         FOR  AGAINST  ABSTAIN
 [ ]    [ ]     except for               Arthur Andersen LLP, as the          [ ]    [ ]      [ ]
                nominees                 Company's independent public
                written below.           accountants for the fiscal year
                                         ending December 31, 1999.
                _____________________
                Nominee exception(s).

2.  To approve the amendment to         FOR  AGAINST  ABSTAIN
    the Company's Articles of           [ ]    [ ]      [ ]
    Incorporation as set forth in the
    accompanying Proxy Statement.

3.  To approve the amendment to         FOR  AGAINST  ABSTAIN    In their discretion, the proxies are authorized to vote upon
    the Company's 1992 Stock Option     [ ]    [ ]      [ ]      such other business as may properly come before the Annual Meeting.
    Plan, including an increase to
    the number of shares available as
    set forth in the accompanying
    Proxy Statement.

The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement.


Signature:______________________ Signature (if held jointly):__________________


Date:________________________, 1999

Please date and sign exactly as your name(s) is (are) shown on the share certificate(s) to which the Proxy applies. When shares are held as joint-tenants, both should sign. When signing as an executor, administrator, trustee, guardian, attorney-in fact or other fiduciary, please give full title as such. When signing as a corporation, please sign in full corporate name by President or other authorized officer. When signing as a partnership, please sign in partnership name by an authorized person.